Exhibit 10.104

MASTER INDENTURE

between

WORLD FINANCIAL CAPITAL
MASTER NOTE TRUST

Issuer,

and

U.S. BANK NATIONAL ASSOCIATION,

Indenture Trustee

Dated as of September 29, 2008

THIS MASTER INDENTURE, dated as of September 29, 2008 (this “Indenture”), is between WORLD FINANCIAL CAPITAL MASTER NOTE TRUST, a statutory trust organized under the laws of the State of Delaware (the “Issuer”), and U.S. Bank National Association, a national banking association, as indenture trustee (the “Indenture Trustee”). This Indenture may be supplemented at any time and from time to time by an indenture supplement in accordance with Article X (an “Indenture Supplement,” and together with this Indenture and any amendments, the “Agreement”). If a conflict exists between the terms and provisions of this Indenture and any Indenture Supplement, the terms and provisions of the Indenture Supplement shall be controlling with respect to the related Series.

PRELIMINARY STATEMENT

Issuer has duly authorized the execution and delivery of this Indenture to provide for an issue of its Notes as provided in this Indenture. All covenants and agreements made by Issuer herein are for the benefit and security of the Noteholders. Issuer is entering into this Indenture, and Indenture Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

Simultaneously with the delivery of this Indenture, Issuer is entering into a Transfer and Servicing Agreement with World Financial Capital Credit Company, LLC, a Delaware limited liability company, as Transferor, and World Financial Capital Bank (“WFCB”), a Utah industrial bank , as Servicer, pursuant to which (a) Transferor will convey to Issuer all of its right, title and interest in, to and under the Receivables arising in the Accounts from time to time, which Transferor will have received from WFCB pursuant to the Receivables Purchase Agreement and (b) Servicer will agree to service the Receivables and make collections thereon on behalf of the Noteholders.

GRANTING CLAUSE

As security for the payment and performance of all of the Issuer’s obligations under the Notes, this Indenture, each Enhancement Agreement, and each Transaction Document (collectively, the “Secured Obligations”), Issuer hereby grants to Indenture Trustee, for the benefit of the Holders of the Notes and the Enhancement Providers, all of Issuer’s right, title and interest, whether now owned or hereafter acquired, in, to and under (a) the Receivables, (b) Collections and Recoveries related to and all money, instruments, investment property and other property distributed or distributable in respect of (together with all earnings, dividends, distributions, income, issues, and profits relating to) the Receivables; (c) the Collection Account, the Excess Funding Account and the Series Accounts and all Eligible Investments and all money, investment property, instruments and other property on deposit from time to time in, credited to, purchased with funds from, or related to the Collection Account, the Series Accounts and the Excess Funding Account (including any subaccounts of any such account), and all interest, dividends, earnings, income and other distributions from time to time received, receivable or otherwise distributed or distributable thereto or in respect thereof (including any accrued discount realized on liquidation of any investment purchased at a discount); (d) all interests, rights, remedies, powers, privileges and claims of Issuer under or with respect to any Enhancement, the Receivables Purchase Agreement and the Transfer and Servicing Agreement (whether arising pursuant to the terms of the related Enhancement Agreement, the Receivables Purchase Agreement or the Transfer and Servicing Agreement or otherwise available to Issuer at law or in equity), including (x) the rights of Issuer to enforce such Enhancement Agreement, the Receivables Purchase Agreement or the Transfer and Servicing Agreement, and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to such Enhancement Agreement, the Receivables Purchase Agreement or the Transfer and Servicing Agreement to the same extent as Issuer could but for the assignment and security interest granted to Indenture Trustee for the benefit of the Noteholders and (y) the right to receive from the RPA Seller payments made by any Merchant under any Account Processing Agreement on account of amounts received by such Merchant in payment of Receivables and all proceeds of such rights; (e) all Insurance Proceeds; (f) all derivative contracts between the Issuer, or to the extent assigned to the Issuer, the Transferor and a counterparty, as described in any Indenture Supplement, and the proceeds thereof; (g) all accounts, chattel paper, deposit accounts, documents, general intangibles, goods, instruments, investment property, letter-of-credit rights, letters of credit, money, and oil, gas, and other minerals, consisting of, arising from, or relating to, any of the foregoing; (h) all accounts, chattel paper, deposit accounts, documents, general intangibles, goods, instruments, investment property, letter-of-credit rights, letters of credit, money, and oil, gas, and other minerals, of the Issuer; (i) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds, products, rents, receipts or profits of the conversion, voluntary or involuntary, into cash or other property, all cash and non-cash proceeds, and other property consisting of, arising from or relating to all or any part of any of the foregoing; and (j) all proceeds of the foregoing (collectively, the “Collateral”).  To the extent that Owner Trustee (as distinguished from the Issuer) is determined to hold legal title to any of the Collateral, Owner Trustee hereby Grants to Indenture Trustee, for the benefit of the Holders of the Notes and the Enhancement Providers and as security for the payment and performance of the Secured Obligations, all of Owner Trustee’s right, title and interest, whether owned or hereafter acquired, in, to and under the Collateral.

LIMITED RECOURSE

The obligation of Issuer to make payments of principal, interest and other amounts in respect of the Notes is limited by recourse only to the Collateral.  Except as specifically set forth in the Indenture Supplement with respect thereto, the Notes of any Series or Class shall not be secured by any interest in any Series Account or Enhancement pledged for the benefit of any other Series or Class.

ARTICLE I

DEFINITIONS

Section 1.1     Definitions.

Capitalized terms used herein are defined in Annex A.

Section 1.2     Other Definitional Provisions

(a)     All terms defined directly or by reference in this Indenture shall have the defined meanings when used in any certificate or other document delivered pursuant hereto unless otherwise defined therein. For purposes of this Indenture and all such certificates and other documents, unless the context otherwise requires: (i) accounting terms not otherwise defined in this Indenture, and accounting terms partly defined in this Indenture to the extent not defined, shall have the respective meanings given to them under GAAP; (ii) terms defined in Article 9 of the UCC as in effect in the State of New York and not otherwise defined in this Indenture are used as defined in that Article; (iii) any reference to each Rating Agency shall only apply to any specific rating agency if such rating agency is then rating any outstanding Series; (iv) references to any amount as on deposit or outstanding on any particular date means such amount at the close of business on such day; (v) the words “hereof,” “herein” and “hereunder” and words of similar import refer to this Indenture (or the certificate or other document in which they are used) as a whole and not to any particular provision of this Indenture (or such certificate or document); (vi) references to any Section, Annex, Schedule or Exhibit are references to Sections, Annexes, Schedules and Exhibits in or to this Indenture (or the certificate or other document in which the reference is made), and references to any paragraph, Section, clause or other subdivision within any Section or definition refer to such paragraph, Section, clause or other subdivision of such Section or definition; (vii) the term “including” means “including without limitation”; (viii) references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (ix) references to any Person include that Person’s successors and assigns; (x) references to any agreement refer to that agreement as amended, supplemented or otherwise modified from time to time; and (xi) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

(b)     Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture to the extent, and only at such times, as this Indenture is required to qualify under the TIA. The following TIA terms used in this Indenture have the following meanings:

“indenture securities” means the Notes;

“indenture security holder” means a Noteholder;

“indenture to be qualified” means this Indenture;

“indenture trustee” or “institutional trustee” means Indenture Trustee; and

“obligor” on the indenture securities means Issuer and any other obligor on the indenture securities.

All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meanings assigned to them by such definitions.

ARTICLE II

THE NOTES

Section 2.1     Form Generally. Any Series or Class of Notes, together with Indenture Trustee’s certificate of authentication related thereto, may be issued in bearer form (the “Bearer Notes”) with attached interest coupons and a special coupon (collectively, the “Coupons”) or  in fully registered form (the “Registered Notes”) and shall be in substantially the form of an exhibit to the related Indenture Supplement with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or such Indenture Supplement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of such Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note. The terms of any Notes set forth in an exhibit to the related Indenture Supplement are part of the terms of this Indenture, as applicable.

The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

Each Book-Entry Note will be dated the related Closing Date and each Definitive Note will be dated as of the date of its authentication.

Any Note with respect to which the Transferor shall not have received an Opinion of Counsel to the effect that such Note will be treated as debt for federal income tax purposes shall be issued as a Definitive Note or as Registered Notes in book-entry form (but not as Book-Entry Notes maintained through DTC or any other Clearing Agency or Foreign Clearing Agency), provided that records of ownership and transfer of any such Notes in book-entry form shall be maintained by the Indenture Trustee as Transfer Agent and Registrar (and

not by DTC or any other Clearing Agency or Foreign Clearing Agency), and provided further that the provisions of this Indenture relating to Book-Entry Notes (including section 2.12) shall nonetheless apply mutatis mutandis to any such Notes issued in book-entry form through the Indenture Trustee (and not through DTC or any other Clearing Agency or Foreign Clearing Agency).

Section 2.2     Denominations. Except as otherwise specified in the related Indenture Supplement and the Notes, each class of Notes of each Series shall be issued in fully registered form in minimum amounts of $1,000 and in integral multiples of $1,000 in excess thereof (except that one Note of each Class may be issued in a different amount, so long as such amount exceeds the applicable minimum denomination for such Class), and shall be issued upon initial issuance as one or more Notes in an aggregate original principal amount equal to the applicable Note Principal Balance for such Class or Series.

Section 2.3     Execution, Authentication and Delivery. Each Note shall be executed by manual or facsimile signature on behalf of Issuer by an Authorized Officer.

Notes bearing the manual or facsimile signature of an individual who was, at the time when such signature was affixed, authorized to sign on behalf of Issuer shall not be rendered invalid, notwithstanding the fact that such individual ceased to be so authorized prior to the authentication and delivery of such Notes or does not hold such office at the date of issuance of such Notes.

At any time and from time to time after the execution and delivery of this Indenture, Issuer may deliver Notes executed by Issuer to Indenture Trustee for authentication and delivery, and Indenture Trustee shall authenticate at the written direction of Issuer and deliver such Notes as provided in this Indenture or the related Indenture Supplement and not otherwise.

No Note shall be entitled to any benefit under this Indenture or the applicable Indenture Supplement or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein or in the related Indenture Supplement executed by or on behalf of Indenture Trustee by the manual signature of a duly authorized signatory, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

Section 2.4     Authenticating Agent.

(a)     Indenture Trustee, at the expense of Servicer,  may appoint one or more authenticating agents with respect to the Notes which shall be authorized to act on behalf of Indenture Trustee in authenticating the Notes in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Notes. Whenever reference is made in this Indenture to the authentication of Notes by Indenture Trustee or Indenture Trustee’s certificate of authentication, such reference shall be deemed to include authentication on behalf of Indenture Trustee by an authenticating agent and a certificate of authentication executed on behalf of Indenture Trustee by an authenticating agent. Each authenticating agent must be acceptable to Issuer and Servicer.

(b)     Any institution succeeding to the corporate agency business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any power or any further act on the part of Indenture Trustee or such authenticating agent.

(c)     An authenticating agent may at any time resign by giving written notice of resignation to Indenture Trustee, Issuer and Servicer. Indenture Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to such authenticating agent and to Issuer and Servicer.

Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be acceptable to Indenture Trustee or Issuer and Servicer, Indenture Trustee may promptly appoint a successor authenticating agent. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent. No successor authenticating agent shall be appointed unless acceptable to Issuer and Servicer.

(d)     The provisions of Sections 6.1 and 6.4 shall be applicable to any authenticating agent.

(e)     Pursuant to an appointment made under this Section 2.4, the Notes may have endorsed thereon, in lieu of or in addition to Indenture Trustee’s certificate of authentication, an alternative certificate of authentication in substantially the following form:

“This is one of the Notes described in the within-mentioned Agreement.

________________________________

________________________________

as Authenticating Agent
for Indenture Trustee

By: _____________________________

Authorized Signatory

Dated:  ___________________________”

Section 2.5     Registration of and Limitations on Transfer and Exchange of Notes. Issuer shall cause to be kept at the office or agency to be maintained by a transfer agent and registrar (the “Transfer Agent and Registrar”) a register (the “Note Register”) in which Issuer shall provide for the registration of Notes and the registration of transfers of Notes. Indenture Trustee initially shall be Transfer Agent and Registrar for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Transfer Agent and Registrar, Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Transfer Agent and Registrar.

If a Person other than Indenture Trustee is appointed by Issuer as Transfer Agent and Registrar, Issuer will give Indenture Trustee prompt written notice of the appointment of a Transfer Agent and Registrar and of the location, and any change in the location, of Transfer Agent and Registrar and Note Register. Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and Indenture Trustee shall have the right to conclusively rely upon a certificate executed on behalf of Transfer Agent and Registrar by an officer thereof as to the names and addresses of the Noteholders and the principal amounts and numbers of such Notes.

Upon surrender for registration of transfer of any Note at the office or agency of Transfer Agent and Registrar, to be maintained as provided in Section 3.2, if the requirements of Section 8-401 of the UCC are met as certified by Administrator to Indenture Trustee, Issuer shall execute, and upon receipt of such surrendered Note, Indenture Trustee (or an authenticating agent on behalf of Indenture Trustee as provided in Section 2.4) shall authenticate and deliver to the Noteholder, in the name of the designated transferee or transferees, one or more new Notes (of the same Series and Class) in any authorized denominations of like aggregate principal amount.

At the option of a Noteholder, Notes may be exchanged for other Notes (of the same Series and Class) in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of Transfer Agent and Registrar. Whenever any Notes are so surrendered for exchange, if the requirements of Section 8-401 of the UCC are met as certified by Administrator to Indenture Trustee, Issuer shall execute, and upon receipt of such surrendered Note Indenture Trustee shall authenticate (or an authenticating agent on behalf of Indenture Trustee as provided in Section 2.4) and deliver to the Noteholder, the Notes which the Noteholder making the exchange is entitled to receive.

Each Noteholder shall be deemed to represent and warrant that it is not acquiring the Note with the plan assets of an "employee benefit plan" as defined in Section 3(3) of ERISA which is subject to the fiduciary responsibility or prohibited transaction provisions of ERISA, a "plan" as defined in and subject to Section 4975 of the Code, an entity deemed to hold the plan assets of any of the foregoing by reason of investment by an employee benefit plan or plan in such entity, or any other plan subject to applicable law that is substantially similar to the fiduciary responsibility or prohibited transaction provisions of the Code.

All Notes issued upon any registration of transfer or exchange of Notes shall evidence the same obligations, evidence the same debt, and be entitled to the same rights and privileges under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in a form satisfactory to Indenture Trustee duly executed by, the Noteholder thereof or its attorney-in-fact duly authorized in writing, and by such other documents as Indenture Trustee may reasonably require.

Any Note held by Transferor (or an Affiliate of Transferor disregarded as an entity separate from the Transferor for federal income tax purposes) at any time after the date of its initial issuance may be transferred or exchanged to a Person other than the Transferor (or an Affiliate of Transferor disregarded as an entity separate from the Transferor for federal income tax purposes) only upon the delivery to the Owner Trustee and Indenture Trustee of a Tax Opinion dated as of the date of such transfer or exchange, as the case may be, with respect to such transfer or exchange, and until such transfer or exchange, any such Note shall be evidenced by Definitive Notes or as Registered Notes in book-entry form of the type described in the final paragraph of Section 2.1.

The registration of transfer of any Note shall be subject to the additional requirements, if any, set forth in the related Indenture Supplement.

No service charge shall be made for any registration of transfer or exchange of Notes, but Issuer and Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of such Notes.

All Notes surrendered for registration of transfer and exchange shall be canceled by Issuer and delivered to Indenture Trustee for subsequent destruction without liability on the part of either. Indenture Trustee shall destroy any Global Note upon its exchange in full for Definitive Notes and shall deliver a certificate of destruction to Transferor. Such certificate shall also state that a certificate or certificates of each Foreign Clearing Agency referred to in the applicable Indenture Supplement was received with respect to each portion of any Global Note exchanged for Definitive Notes.

Unless otherwise set forth in an Indenture Supplement, the preceding provisions of this Section 2.5 notwithstanding, Issuer shall not be required to make, and Transfer Agent and Registrar need not register, transfers or exchanges of Notes for a period of twenty (20) days preceding the due date for any payment with respect to the Note.

Any reference in this Indenture to Transfer Agent and Registrar shall include any co-transfer agent and co-registrar unless the context otherwise requires. Indenture Trustee will enter into any appropriate agency agreement with any co-transfer agent and co-registrar not a party to this Indenture, which will implement the provisions of this Indenture that relate to such agent.

Notwithstanding any other provision of this Indenture, with respect to any Notes for which an Opinion of Counsel has not been issued opining on the treatment of such Notes as debt for federal income tax purposes, no transfer (or purported transfer) of all or any part of such Notes (or any economic interest therein) shall be effective, and any such transfer (or purported transfer) shall be void ab initio, and no Person shall otherwise become a Holder of such Notes if (i) at the time of transfer (or purported transfer) such Notes are traded on an established securities market or readily tradeable on a secondary market or (ii) after such transfer (or purported transfer) the Trust would have more than 95 Holders of such Notes and any other interests in the Trust for which an Opinion of Counsel is not rendered in connection with the issuance of such interest to the effect that such interest will be characterized as debt for federal income tax purposes.  For purposes of determining whether the Trust will have more than 95 Holders, each Person indirectly owning an interest in the Trust through a partnership (including an entity treated as a partnership for federal income tax purposes), a grantor trust or an S corporation (each such entity a “flow through entity”) shall be treated as a Holder unless the Trustee determines in its sole discretion after consulting with qualified tax counsel, that less than substantially all of the value of the beneficial owner’s interest in the flow-through entity is attributable to the flow-through entity’s interest (direct or indirect) in the Trust.

Section 2.6     Mutilated, Destroyed, Lost or Stolen Notes. If (a) any mutilated Note is surrendered to the Transfer Agent and Registrar, or Transfer Agent and Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (b) in case of destruction, loss, or theft there is delivered to Transfer Agent and Registrar such security or indemnity as may be required by it to hold Issuer, the Noteholders, Indenture Trustee and Transfer Agent and Registrar harmless, then, in the absence of notice to Issuer, Transfer Agent and Registrar or Indenture Trustee that such Note has been acquired by a protected purchaser (as defined in Section 8-303 of the UCC as in effect in the State of New York), Issuer shall execute, and Indenture Trustee shall authenticate (or an authenticating agent on behalf of Indenture Trustee as provided in Section 2.4) and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of like tenor (including the same date of issuance) and principal amount, bearing a number not contemporaneously outstanding; provided,  however, that if any such mutilated, destroyed, lost or stolen Note shall have become or within seven (7) days shall be due and payable, or shall have been selected or called for redemption, instead of issuing a replacement Note, Issuer may pay such Note without surrender thereof, except that any mutilated Note shall be surrendered. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a protected purchaser (as defined in Section 8-303 of the UCC as in effect in the State of New York) of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, Issuer and Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by Issuer or Indenture Trustee in connection therewith.

Upon the issuance of any replacement Note under this Section 2.6, Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of Indenture Trustee or Transfer Agent and Registrar) connected therewith.

Every replacement Note issued pursuant to this Section 2.6 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute complete and indefeasible evidence of an obligation of the Trust, as if originally issued, whether or not the mutilated, destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

The provisions of this Section 2.6 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

Section 2.7     Persons Deemed Owners. Prior to due presentment for registration of transfer of any Note, Issuer, Transferor, Indenture Trustee and any agent of Issuer, Transferor or Indenture Trustee shall treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving distributions pursuant to the terms of the applicable Indenture Supplement and for all other purposes whatsoever, whether or not such Note is overdue, and neither Issuer, Transferor, Indenture Trustee nor any agent of Issuer, Transferor or Indenture Trustee shall be affected by any notice to the contrary.

Section 2.8     Appointment of Paying Agent.

(a)     Issuer reserves the right at any time to vary or terminate the appointment of a Paying Agent for the Notes, and to appoint additional or other Paying Agents, provided that it will at all times maintain Indenture Trustee as a Paying Agent.

Indenture Trustee will enter into any appropriate agency agreement with any co-paying agent not a party to this Indenture, which will implement the provisions of this Indenture that relate to such agent.

Notice of all changes in the identity or specified office of a Paying Agent will be delivered promptly to the Noteholders by Indenture Trustee.

(b)     Indenture Trustee shall cause each Paying Agent (other than itself) to execute and deliver to Indenture Trustee an instrument in which such Paying Agent shall agree with Indenture Trustee that such Paying Agent will hold all sums, if any, held by it for payment to the Noteholders in trust for the benefit of the Noteholders entitled thereto until such sums shall be paid to such Noteholders and shall agree, and if Indenture Trustee is Paying Agent it hereby agrees, that it shall comply with all requirements of the Code regarding the withholding by Indenture Trustee of payments in respect of federal income taxes due from the Note Owners.

Section 2.9     Access to List of Noteholders’ Names and Addresses.

(a)     Issuer will furnish or cause to be furnished to Indenture Trustee, Servicer or Paying Agent, within five (5) Business Days after receipt by Issuer of a written request therefor from Indenture Trustee, Servicer or Paying Agent, respectively, a list of the names and addresses of the Noteholders. Unless otherwise provided in the related Indenture Supplement, the Holders of not less than 10% of the principal balance of the Outstanding Notes of any Series (the “Applicants”) may apply in writing to Indenture Trustee, and if such application states that the Applicants desire to communicate with other Noteholders of any Series with respect to their rights under this Indenture or under the Notes and is accompanied by a copy of the communication which such Applicants propose to transmit, then Indenture Trustee, after having been adequately indemnified by such Applicants for its costs and expenses, shall afford or shall cause Transfer Agent and Registrar to afford such Applicants access during normal business hours to the most recent list of Noteholders held by Indenture Trustee and shall give Servicer notice that such request has been made, within five (5) Business Days after the receipt of such application. Such list shall be as of a date no more than forty-five (45) days prior to the date of receipt of such Applicants’ request.

(b)     Every Noteholder, by receiving and holding a Note, agrees that none of Issuer, Indenture Trustee, Transfer Agent and Registrar and Servicer or any of their respective agents and employees shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Noteholders hereunder, regardless of the sources from which such information was derived.

Section 2.10     Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than Indenture Trustee, be delivered to Indenture Trustee and shall be promptly canceled by it. Issuer may at any time deliver to Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which Issuer may have acquired in any lawful manner whatsoever, and all Notes so delivered shall be promptly canceled by Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 2.10, except as expressly permitted by this Indenture. All canceled Notes held by Indenture Trustee shall be disposed of by it in its customary manner unless Issuer shall direct Indenture Trustee in a timely manner that they be returned to Issuer.

Section 2.11     New Issuances.

(a)     Pursuant to one or more Indenture Supplements, Transferor may from time to time direct the Issuer, to issue one or more new Series of Notes (a “New Issuance”). The Notes of all outstanding Series shall be equally and ratably entitled as provided herein to the benefits of this Indenture without preference, priority or distinction, all in accordance with the terms and provisions of this Indenture and the applicable Indenture Supplement except, with respect to any Series or Class, as provided in the related Indenture Supplement. Interest on and principal of the Notes of each outstanding Series shall be paid as specified in the Indenture Supplement relating to such outstanding Series.

(b)     On or before the Closing Date relating to any new Series of Notes, the parties hereto will execute and deliver an Indenture Supplement which will specify the Principal Terms of such Series. The terms of such Indenture Supplement may modify or amend the terms of this Indenture solely as applied to such new Series. The obligation of the Owner Trustee to execute, on behalf of Issuer, the Notes of any Series and of Indenture Trustee to authenticate such Notes (other than any Series issued pursuant to an Indenture Supplement dated as of the date hereof) and to execute and deliver the related Indenture Supplement is subject to the satisfaction of the following conditions:

(i)     Other than in connection with the initial issuance, on or before the fifth Business Day immediately preceding the Closing Date relating to any new Series of Notes, Transferor shall have given the Owner Trustee, Indenture Trustee, Servicer and each Rating Agency notice (unless such notice requirement is otherwise waived) of such issuance and the Closing Date;

(ii)     Transferor shall have delivered to the Indenture Trustee any related Indenture Supplement, in form satisfactory to the Indenture Trustee, executed by each party hereto (other than Indenture Trustee);

(iii)     Transferor shall have delivered to the Owner Trustee and Indenture Trustee any related Enhancement Agreement;

(iv)     the Rating Agency Condition shall have been satisfied with respect to such issuance;

(v)     Transferor shall have delivered to the Indenture Trustee an Officer’s Certificate, dated the Closing Date to the effect that Transferor reasonably believes that such issuance will not, based on the facts known to such officer at the time of such certification have an Adverse Effect;

(vi)     Transferor shall have delivered to the Indenture Trustee a Tax Opinion, dated the Closing Date with respect to such issuance; and

(vii)     Transferor shall have delivered to the Indenture Trustee an Officer’s Certificate stating that (A) the Transferor Amount shall not be less than the Minimum Transferor Amount and (B) the Aggregate Principal Balance shall not be less than the Required Principal Balance, in each case as of the Closing Date and after giving effect to such issuance.

(c)     Upon satisfaction of the above conditions, pursuant to Section 2.3, the Owner Trustee, on behalf of Issuer, shall execute and Indenture Trustee shall upon written direction of Issuer authenticate and deliver the Notes of such Series as provided in this Indenture and the applicable Indenture Supplement.

(d)     Issuer may direct Indenture Trustee in writing to deposit the net proceeds from any New Issuance in the Excess Funding Account. Issuer may also specify that on any Transfer Date the proceeds from the sale of any new Series may be withdrawn from the Excess Funding Account and treated as Shared Principal Collections.

Section 2.12     Book-Entry Notes.  Unless otherwise provided in any related Indenture Supplement, the Notes, upon original issuance, shall be issued in the form of typewritten or printed Notes representing the Book-Entry Notes to be delivered to the depository specified in such Indenture Supplement which shall be the Clearing Agency or Foreign Clearing Agency, by or on behalf of such Series.

The Notes of each Series shall, unless otherwise provided in the related Indenture Supplement, initially be registered in the Note Register in the name of the nominee of the Clearing Agency or Foreign Clearing Agency for such Book-Entry Notes and shall be delivered to Indenture Trustee or, pursuant to such Clearing Agency’s or Foreign Clearing Agency’s instructions held by Indenture Trustee’s agent as custodian for the Clearing Agency or Foreign Clearing Agency.

Unless and until Definitive Notes are issued under the limited circumstances described in Section 2.14, no Note Owner shall be entitled to receive a Definitive Note representing such Note Owner’s interest in such Note. Unless and until Definitive Notes have been issued to the Note Owners pursuant to Section 2.14:

(a)     the provisions of this Section 2.12 shall be in full force and effect with respect to each such Series;

(b)     Indenture Trustee shall be entitled to deal with the Clearing Agency or Foreign Clearing Agency and the Clearing Agency Participants for all purposes of this Indenture (including the payment of principal of and interest on the Notes of each such Series) as the authorized representatives of the Note Owners;

(c)     to the extent that the provisions of this Section 2.12 conflict with any other provisions of this Indenture, the provisions of this Section 2.12 shall control with respect to each such Series;

(d)     the rights of Note Owners of each such Series shall be exercised only through the Clearing Agency or Foreign Clearing Agency and the applicable Clearing Agency Participants and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency or Foreign Clearing Agency and/or the Clearing Agency Participants. Pursuant to the depository agreement applicable to a Series, unless and until Definitive Notes of such Series are issued pursuant to Section 2.14, the initial Clearing Agency shall make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Notes to such Clearing Agency Participants; and

(e)     whenever this Indenture requires or permits actions to be taken based upon instructions or directions of the Holders of Notes representing a specified percentage of the Outstanding Amount, the Clearing Agency or Foreign Clearing Agency shall be deemed to represent such percentage only to the extent that they have received instructions to such effect from the Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to Indenture Trustee.

Section 2.13     Notices to Clearing Agency or Foreign Clearing Agency. Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section 2.14, Indenture Trustee shall give all such notices and communications specified herein to be given to Noteholders to the Clearing Agency or Foreign Clearing Agency, as applicable, and shall have no obligation to the Note Owners.

Section 2.14     Definitive Notes. If (i) (A) Transferor advises Indenture Trustee in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities as Clearing Agency with respect to the Book-Entry Notes of a given Class or Series and (B) Indenture Trustee or Issuer is unable to locate and reach an agreement on satisfactory terms with a qualified successor, (ii) Transferor, at its option, and to the extent permitted by law, advises Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency with respect to such Class or Series or (iii) after the occurrence of a Servicer Default, Note Owners of Notes evidencing more than 50% of the principal balance of the Outstanding Notes (or such other percentage as specified in the related Indenture Supplement) of such Class or Series, as applicable, advise Indenture Trustee and the applicable Clearing Agency through the applicable Clearing Agency Participants in writing that the continuation of a book-entry system is no longer in the best interests of the Note Owners of such Class or Series, the Clearing Agency shall notify all Note Owners of such Class or Series of the occurrence of such event and of the availability of Definitive Notes to Note Owners of such Class or Series requesting the same. Upon surrender to Indenture Trustee of the Notes of such Class or Series, accompanied by registration instructions from the applicable Clearing Agency, Issuer shall execute and Indenture Trustee shall authenticate Definitive Notes of such Class or Series and shall recognize the registered holders of such Definitive Notes as Noteholders under this Indenture. Neither Issuer nor Indenture Trustee shall be liable for any delay in delivery of such instructions, and Issuer and Indenture Trustee may conclusively rely on, and shall be fully protected in relying on, such instructions. Upon the issuance of Definitive Notes of such Class or Series, all references herein to obligations imposed upon or to be performed by the applicable Clearing Agency or Foreign Clearing Agency shall be deemed to be imposed upon and performed by Indenture Trustee, to the extent applicable with respect to such Definitive Notes, and Indenture Trustee shall recognize the registered holders of the Definitive Notes of such Class or Series as Noteholders of such Class or Series hereunder. Definitive Notes will be transferable and exchangeable at the offices of Transfer Agent and Registrar.

Section 2.15     Global Note. If specified in the related Indenture Supplement for any Series, Notes may be initially issued in the form of a single temporary Global Note (the “Global Note”) in bearer form, without interest coupons, in the denomination of the initial principal amount and substantially in the form attached to the related Indenture Supplement. Unless otherwise specified in the related Indenture Supplement, the provisions of this Section 2.15 shall apply to such Global Note. The Global Note will be authenticated by Indenture Trustee upon the same conditions, in substantially the same manner and with the same effect as the Definitive Notes. The Global Note may be exchanged in the manner described in the related Indenture Supplement for Registered Notes or Bearer Notes in definitive form. Except as otherwise specifically provided in the Indenture Supplement, any Notes that are issued in bearer form pursuant to this Indenture shall be issued in accordance with the requirements of Code section 163(f)(2).

Section 2.16     Meetings of Noteholders. To the extent provided by the Indenture Supplement for any Series issued in whole or in part in Bearer Notes, Servicer or Indenture Trustee may at any time call a meeting of the Noteholders of such Series, to be held at such time and at such place as Servicer and Indenture Trustee, as the case may be, shall determine, for the purpose of approving a modification or amendment to, or obtaining a waiver of, any covenant or condition set forth in this Indenture with respect to such Series or in the Notes of such Series, subject to Article X.

Section 2.17     Uncertificated Classes. Notwithstanding anything to the contrary contained in this Article II or in Article XI, unless otherwise specified in any Indenture Supplement, any provisions contained in this Article II and in Article XI relating to the registration, form, execution, authentication, delivery, presentation, cancellation and surrender of Notes shall not be applicable to any uncertificated Notes,  provided,  however, that, except as otherwise specifically provided in the Indenture Supplement, any such uncertificated Notes shall be issued in “registered form” within the meaning of Code section 163(f)(1).

Section 2.18     Record Date for Voting. The Issuer may set a record date for purposes of determining the identity of the Noteholders and the Note Owners entitled to vote or consent to any action pursuant to this Indenture or any Transaction Document.

ARTICLE III

REPRESENTATIONS AND COVENANTS OF ISSUER

Section 3.1     Payment of Principal and Interest.

(a)     Issuer will duly and punctually pay principal and interest in accordance with the terms of the Notes as specified in the relevant Indenture Supplement.

(b)     The Noteholders of a Series as of the Record Date in respect of a Distribution Date shall be entitled to the interest accrued and payable and principal payable on such Distribution Date as specified in the related Indenture Supplement. All payment obligations under a Note are discharged to the extent such payments are made to the Noteholder of record.

Section 3.2     Maintenance of Office or Agency. Issuer will maintain an office or agency within the State of New York and such other locations as may be set forth in an Indenture Supplement where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon Issuer in respect of the Notes and this Indenture may be served. Issuer hereby initially appoints Indenture Trustee at its Corporate Trust Office to serve as its agent for the foregoing purposes. Issuer will give prompt written notice to Indenture Trustee and the Noteholders of the location, and of any change in the location, of any such office or agency. If at any time Issuer shall fail to maintain any such office or agency or shall fail to furnish Indenture Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and Issuer hereby appoints Indenture Trustee at its Corporate Trust Office as its agent to receive all such presentations, surrenders, notices and demands.

Section 3.3     Money for Note Payments to Be Held in Trust. As specified in Section 8.3 herein and in the related Indenture Supplement, all payments of amounts due and payable with respect to the Notes which are to be made from amounts withdrawn from the Collection Account, any Series Account and the Excess Funding Account shall be made on behalf of Issuer by Indenture Trustee or by Paying Agent, and no amounts so withdrawn from the Collection Account, any Series Account or the Excess Funding Account shall be paid over to or at the direction of Issuer except as provided in this Section 3.3 and in the related Indenture Supplement.

Whenever Issuer shall have a Paying Agent in addition to Indenture Trustee, it will direct Indenture Trustee to deposit with such Paying Agent on or before each Distribution Date an aggregate sum sufficient to pay the amounts then becoming due, such sum to be (i) held in trust for the benefit of Persons entitled thereto and (ii) invested, pursuant to an Issuer Order, by Paying Agent in Eligible Investments in accordance with the terms of the related Indenture Supplement.  For all investments made by a Paying Agent under this Section 3.3, such Paying Agent shall be entitled to all of the rights and obligations of Indenture Trustee under the related Indenture Supplement, such rights and obligations being incorporated in this paragraph by this reference.

Issuer will cause each Paying Agent other than Indenture Trustee to execute and deliver to Indenture Trustee an instrument in which such Paying Agent shall agree with Indenture Trustee (and if Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.3, that such Paying Agent, in acting as Paying Agent, is an express agent of Issuer and, further, that such Paying Agent will:

(i)     hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

(ii)     give a Responsible Officer of Indenture Trustee written notice of any default by Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

(iii)     at any time during the continuance of any such default, upon the written request of Indenture Trustee, forthwith pay to Indenture Trustee all sums so held in trust by such Paying Agent;

(iv)     immediately resign as a Paying Agent and forthwith pay to Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

(v)     comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by Indenture Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and upon such payment by any Paying Agent to Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

Section 3.4     Existence. Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes and the Collateral.

Section 3.5     Protection of Collateral. Issuer will from time to time prepare, or cause to be prepared, authorize, execute and deliver all such supplements and amendments hereto and all such financing statements, amendments thereto, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

(a)     grant more effectively all or any portion of the Collateral as security for the Notes;

(b)     maintain or preserve the lien (and the perfection and priority thereof) of this Indenture or to carry out more effectively the purposes hereof;

(c)     perfect, publish notice of, or protect the validity of any Grant made or to be made under this Indenture;

(d)     enforce any of the Collateral; or

(e)     preserve and defend title to the Collateral securing the Notes and the rights therein of Indenture Trustee and the Noteholders secured thereby against the claims of all Persons and parties.

Issuer hereby designates Indenture Trustee its agent and attorney-in-fact to file any financing statement, continuation statement or other instrument required pursuant to this Section 3.5 and provided to it.

The Issuer hereby authorizes the filing of financing statements (and amendments of financing statements and continuation statements) that name the Issuer as debtor and the Indenture Trustee as secured party and that cover all personal property of the Issuer. The Issuer also hereby ratifies its authorization of the filing of any such financing statements (or amendments of financing statements or continuation statements) that were filed prior to the execution hereof.

The Issuer shall not change its name, address, type or jurisdiction of organization, or organizational identification number, without previously having delivered to the Indenture Trustee written notice of such change and a written certification that the Issuer has taken all actions necessary to maintain the perfection and priority of the security interest of the Indenture Trustee in the Collateral.

Issuer shall pay or cause to be paid any taxes levied on all or any part of the Collateral securing the Notes.

Section 3.6     Opinions as to Collateral.

(a)     On the initial issuance date, and thereafter, if and only to the extent required by the TIA, on the Closing Date relating to any new Series of Notes, Issuer shall furnish to Indenture Trustee an Opinion of Counsel (with a copy to each Rating Agency) either stating that, in the opinion of such counsel, such action has been taken to perfect the lien and security interest of this Indenture, including with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the filing of any financing statements and continuation statements, as are so necessary and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to maintain the perfection of such lien and security interest.

(b)     If and only to the extent required by the TIA, on or before May 30 in each calendar year, beginning in 2009, Issuer shall furnish to Indenture Trustee an Opinion of Counsel satisfactory to the Rating Agencies either stating that, in the opinion of such counsel, such action has been taken to perfect the lien and security interest of this Indenture, including with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the filing of any financing statements and continuation statements as is so necessary and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain the perfection of such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the perfection of the lien and security interest of this Indenture until May 30 in the following calendar year.

Section 3.7     Performance of Obligations; Servicing of Receivables.

(a)     Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to Indenture Trustee in an Officer’s Certificate of Issuer shall be deemed to be action taken by Issuer. Initially, Issuer has contracted with Administrator to assist Issuer in performing its duties under this Indenture.

(b)     Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Transaction Documents and in the instruments and agreements relating to the Collateral, including but not limited to filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Transfer and Servicing Agreement in accordance with and within the time periods provided for herein and therein.

(c)     If Issuer shall have knowledge of the occurrence of a Servicer Default under the Transfer and Servicing Agreement, Issuer shall cause Indenture Trustee to promptly notify the Rating Agencies thereof, and shall cause Indenture Trustee to specify in such notice the action, if any, being taken with respect to such default. If a Servicer Default shall arise from the failure of Servicer to perform any of its duties or obligations under the Transfer and Servicing Agreement with respect to the Receivables, Issuer shall take all reasonable steps available to it to remedy such failure.

(d)     On and after the receipt by Servicer of a Termination Notice pursuant to Section 7.1 of the Transfer and Servicing Agreement, Servicer shall continue to perform all servicing functions under the Transfer and Servicing Agreement until the date specified in the Termination Notice or until a date mutually agreed upon by Servicer and Indenture Trustee. As promptly as possible after the giving of a Termination Notice to Servicer, Indenture Trustee shall appoint a Successor Servicer, and such Successor Servicer shall accept its appointment by a written assumption. In the event that a Successor Servicer has not been appointed and accepted its appointment at the time when Servicer ceases to act as Servicer, Indenture Trustee in accordance with Section 7.2 of the Transfer and Servicing Agreement without further action shall automatically be appointed the Successor Servicer. Indenture Trustee may delegate any of its servicing obligations to an Affiliate or agent in accordance with Sections 3.1(b) and 5.7 of the Transfer and Servicing Agreement. Notwithstanding the foregoing, Indenture Trustee shall, if it is legally unable so to act, petition at the expense of Servicer a court of competent jurisdiction to appoint any established institution qualifying as an Eligible Servicer as the Successor Servicer. Indenture Trustee shall give prompt notice to each Rating Agency and each Enhancement

Provider upon the appointment of a Successor Servicer. Upon its appointment, the Successor Servicer shall be the successor in all respects to Servicer with respect to servicing functions under the Transfer and Servicing Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on Servicer by the terms and provisions thereof, and all references in this Indenture to Servicer shall be deemed to refer to the Successor Servicer. In connection with any Termination Notice, Indenture Trustee will review any bids which it obtains from Eligible Servicers and shall be permitted to appoint any Eligible Servicer submitting such a bid as a Successor Servicer for servicing compensation, subject to the limitations set forth in Section 7.2 of the Transfer and Servicing Agreement.  Notwithstanding anything else herein to the contrary, in no event shall Indenture Trustee be liable for payment of any servicing fee.

Section 3.8     Negative Covenants. So long as any Notes are Outstanding, Issuer will not:

(a)     sell, transfer, exchange, or otherwise dispose of any part of the Collateral unless directed to do so by Indenture Trustee, except as expressly permitted by the Transaction Documents;

(b)     claim any credit on, or make any deduction from, the principal and interest payable in respect of the Notes (other than amounts properly withheld from such payments under the Code or applicable state law) or assert any claim against any present or former Noteholder by reason of the payment of any taxes levied or assessed upon any part of the Collateral;

(c)     incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness other than incurred under the Transaction Documents;

(d)     (i) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted by the Transaction Documents, (ii) permit any Lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture and other than with respect to a tax or similar lien) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof or any interest therein or the proceeds thereof or (iii) permit the lien of this Indenture not to constitute a valid first priority security interest (other than with respect to a tax, mechanics, or similar lien) in the Collateral; or

(e)     voluntarily dissolve or liquidate in whole or in part.

Section 3.9     Statements as to Compliance. If and only to the extent required by the TIA, Issuer will deliver to Indenture Trustee and the Rating Agencies, within 120 days after the end of each fiscal year of Issuer at the end of which any Notes are outstanding (commencing within 120 days after the end of the fiscal year 2009), an Officer’s Certificate stating, as to the Authorized Officer signing such Officer’s Certificate, that;

(i)     a review of the activities of Issuer during the 12-month period ending at the end of such fiscal year and of performance under this Indenture has been made under such Authorized Officer’s supervision, and

(ii)     to the best of such Authorized Officer’s knowledge, based on such review, Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

Section 3.10     Issuer May Consolidate, Etc., Only on Certain Terms.

(a)     Issuer shall not consolidate or merge with or into any other Person, unless:

(1)     the Person (if other than Issuer) formed by or surviving such consolidation or merger (the “Surviving Person”) (i) is organized and existing under the laws of the United States of America or any state thereof or the District of Columbia, (ii) is not subject to regulation as an “investment company” under the Investment Company Act and (iii) expressly assumes, by an indenture supplemental hereto, executed and delivered to Indenture Trustee, in a form satisfactory to Indenture Trustee, the obligation to make due and punctual payment of the principal of and interest on all Notes and the performance of every covenant of this Indenture on the part of Issuer to be performed or observed;

(2)     immediately after giving effect to such transaction, no Event of Default or Early Amortization Event shall have occurred and be continuing;

(3)     Issuer shall have delivered to Indenture Trustee (A) an Officer’s Certificate stating that (i) such consolidation or merger and such supplemental indenture comply with this Section 3.10, and (ii) all conditions precedent provided for in this Section 3.10 relating to such transaction have been complied with (including any filing required by the Exchange Act), and (B) an Opinion of Counsel that such supplemental indenture is duly authorized, executed and delivered and is valid, binding and enforceable against the Surviving Person;

(4)     the Rating Agency Condition shall have been satisfied with respect to such transaction;

(5)     Issuer shall have received a Tax Opinion with respect to such consolidation or merger; and

(6)     any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken.

(b)     Issuer shall not convey or transfer any of its properties or assets, including those included in the Collateral, substantially as an entirety to any Person, unless:

(1)     the Person that acquires by conveyance or transfer the properties and assets of Issuer the conveyance or transfer of which is hereby restricted (the “Acquiring Person”) (A) is a United States citizen or a Person organized and existing under the laws of the United States of America or any state thereof, or the District of Columbia, (B) is not subject to regulation as an “investment company” under the Investment Company Act, (C) expressly assumes, by an indenture supplemental hereto, executed and delivered to Indenture Trustee, in form satisfactory to Indenture Trustee, the obligation to make due and punctual payments of the principal of and interest on all Notes and the performance of every covenant of this Indenture on the part of Issuer to be performed or observed, (D) expressly agrees by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes, (E) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (F) expressly agrees by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission

(and any other appropriate Person) required by the Exchange Act in connection with the Notes;

(2)     immediately after giving effect to such transaction, no Event of Default or Early Amortization Event shall have occurred and be continuing;

(3)     the Rating Agency Condition shall have been satisfied with respect to such transaction;

(4)     Issuer shall have received a Tax Opinion with respect to such transaction;

(5)     any action that is necessary to maintain the lien and security interest created by this Indenture and the perfection and priority thereof shall have been taken; and

(6)     Issuer shall have delivered to Indenture Trustee (A) an Officer’s Certificate and an Opinion of Counsel each stating that (i) such conveyance or transfer and such supplemental indenture comply with this Section 3.10 and (ii) all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act), and (B) an Opinion of Counsel that such supplemental indenture is duly authorized, executed and delivered and is valid, binding and enforceable against the Acquiring Person.

Section 3.11     Successor Substituted. Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of Issuer substantially as an entirety in accordance with Section 3.10, the Surviving Person or the Acquiring Person, as the case may be, shall succeed to, and be substituted for, and may exercise every right and power of, Issuer under this Indenture with the same effect as if such Person had been named as Issuer herein. In the event of any such conveyance or transfer, the Person named as Issuer in the first paragraph of this Indenture or any successor which shall theretofore have become such in the manner prescribed in this Section 3.11 shall be released from its obligations under this Indenture as issued immediately upon the effectiveness of such conveyance or transfer, provided that Issuer shall not be released from any obligations or liabilities to Indenture Trustee or the Noteholders arising prior to such effectiveness.

Section 3.12     No Other Business. Issuer shall not engage in any business other than the activities set forth in Section 2.3 of the Trust Agreement.

Section 3.13     Investments. Except as contemplated by this Indenture or the Transfer and Servicing Agreement, Issuer shall not own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

Section 3.14     Capital Expenditures. Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

Section 3.15     Removal of Administrator. So long as any Notes are outstanding, Issuer shall not remove Administrator without cause unless the Rating Agency Condition shall have been satisfied in connection with such removal.

Section 3.16     Restricted Payments. Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account, any Series Account or the Excess Funding Account except in accordance with the Transaction Documents.

Section 3.17     Notice of Events of Default. Issuer agrees to give Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder, and written notice of each default on the part of RPA Seller of its obligations under the Receivables Purchase Agreement, immediately after obtaining knowledge thereof.

Section 3.18     [Reserved].

Section 3.19     Further Instruments and Acts.  Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

Section 3.20     Perfection Representations and Warranties.  The parties hereto agree that the Perfection Representations and Warranties shall be a part of this Indenture for all purposes.  For purposes of the Perfection Representations and Warranties, this Indenture shall be the “Specified Agreement”, the Issuer shall be the “Debtor” and the Indenture Trustee shall be the “Secured Party”.

ARTICLE IV

SATISFACTION AND DISCHARGE

Section 4.1     Satisfaction and Discharge of this Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to (a) rights of registration of transfer and exchange, (b) substitution of mutilated, destroyed, lost or stolen Notes, (c) the rights of Noteholders to receive payments of principal thereof and interest thereon, (d) Sections 3.3,  3.7,  3.8,  3.11,  3.12 and 12.16, (e) the rights and immunities of Indenture Trustee hereunder, including the rights of Indenture Trustee under Section 6.7, and the obligations of Indenture Trustee under Section 4.2, and (f) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with Indenture Trustee and payable to all or any of them, and Indenture Trustee, on written demand of and at the expense of Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes when:

(i)     either

(A)     all Notes theretofore authenticated and delivered (other than (1) Notes which have been destroyed, lost or stolen and which have been replaced, or paid as provided in Section 2.6, and (2) Notes for whose full payment Issuer has theretofore deposited money in trust, which money has thereafter been repaid to Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to Indenture Trustee for cancellation; or

(B)     all Notes not theretofore delivered to Indenture Trustee for cancellation:

(1)     have become due and payable;

(2)     will become due and payable within one year at the Series Termination Date for such Class or Series of Notes; or

(3)     are to be called for redemption in accordance with and subject to any redemption conditions in the related Indenture Supplement within one year under arrangements satisfactory to Indenture Trustee for the giving of notice of redemption by Indenture Trustee in the name, and at the expense, of Issuer;

(4)     and Issuer, in the case of (1), (2) or (3) above, has irrevocably deposited or caused to be irrevocably deposited with Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to Indenture Trustee for cancellation when due at the Series Termination Date for such Class or Series of Notes or the Redemption Date (if Notes shall have been called for redemption pursuant to the related Indenture Supplement), as the case may be;

(ii)     Issuer has paid or caused to be paid all other sums payable hereunder by Issuer; and

(iii)     Issuer has delivered to Indenture Trustee an Officer’s Certificate, an Opinion of Counsel and (if required by the TIA) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 12.1(a) and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of Issuer to Indenture Trustee under Section 6.7 and of Indenture Trustee to the Noteholders under Section 4.2 shall survive such satisfaction and discharge.

Section 4.2     Application of Issuer Money. All monies deposited with Indenture Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Notes, this Indenture and the applicable Indenture Supplement, to make payments, either directly or through any Paying Agent to the Noteholders and for the payment in respect of which such monies have been deposited with Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such monies need not be segregated from other funds except to the extent required herein or in the Transfer and Servicing Agreement or required by law.

ARTICLE V

EARLY AMORTIZATION EVENTS, DEFAULTS AND REMEDIES

Section 5.1     Early Amortization Events. If any one of the following events shall occur:

(a)     the occurrence of an Insolvency Event relating to WFCB or Transferor;

(b)     WFCB shall become unable for any reason to transfer Receivables to Transferor pursuant to the Receivables Purchase Agreement or Transferor shall become unable for any reason to transfer Receivables to Issuer pursuant to the Transfer and Servicing Agreement; or

(c)     Issuer shall become subject to regulation by the Commission as an “investment company” within the meaning of the Investment Company Act,

then a “Trust Early Amortization Event” with respect to all Series of Notes shall occur without any notice or other action on the part of Indenture Trustee or the Noteholders immediately upon the occurrence of such event.

Upon the occurrence of an Early Amortization Event, payment on the Notes of each Series will be made in accordance with the terms of the related Indenture Supplement.

Section 5.2     Events of Default. An “Event of Default,” wherever used herein, means with respect to any Series any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a)     default in the payment of the principal of any Note of that Series, if and to the extent not previously paid, when the same becomes due and payable on its Series Termination Date; or

(b)     default in the payment of any interest on any Note of that Series when the same becomes due and payable, and such default shall continue for a period of thirty-five (35) days; or

(c)     the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of Issuer in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, conservator, liquidator, assignee, custodian, trustee, sequestrator or similar official for Issuer or ordering the winding-up or liquidation of Issuer’s affairs, and such decree or order shall remain unstayed and in effect for a period of sixty (60) consecutive days; or

(d)     the commencement by Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by Issuer to the appointment of or the taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator or similar official of Issuer, or the making by Issuer of any general assignment for the benefit of creditors, or the failure by Issuer generally to pay, or the admission in writing by Issuer of its inability to pay, its debts as such debts become due, or the taking of action by Issuer in furtherance of any of the foregoing; or

(e)     any additional events specified in the Indenture Supplement related to such Series.

Issuer shall deliver to a Responsible Officer of Indenture Trustee, within five (5) days after the occurrence thereof, written notice in the form of an Officer’s Certificate of any Default or Event of Default, its status and what action Issuer is taking or proposes to take with respect thereto.

Section 5.3     Acceleration of Maturity; Rescission and Annulment. If an Event of Default described in paragraph (a) or (b) of Section 5.2 should occur and be continuing with respect to a Series, then and in every such case the Holders of Notes representing more than 50% of the principal balance of the Outstanding Notes of such Series may and the Indenture Trustee at the direction of such Holders shall declare all the Notes of such Series to be immediately due and payable, by a notice in writing to Issuer (and to a Trustee  Officer of Indenture Trustee if declared by Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

If an Event of Default described in paragraph (c) or (d) of Section 5.2 should occur and be continuing, then the unpaid principal of the Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall automatically become due and payable.

At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by Indenture Trustee as hereinafter provided in this Article V, the Holders of Notes representing more than 50% of the principal balance of the Outstanding Notes of such Series, by written notice to Issuer, Indenture Trustee and the Rating Agencies, may rescind and annul such declaration and its consequences; provided,  that:

(a)     Issuer has paid or deposited with Indenture Trustee a sum sufficient to pay:

(i)     all payments of principal of and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

(ii)     all sums paid or advanced by Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of Indenture Trustee and its agents and counsel; and

(b)     all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or impair any right consequent thereto.

Section 5.4     Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

(a)     Issuer covenants that if (i) default is made in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of thirty-five (35) days following the date on which such interest became due and payable, or (ii) default is made in the payment of principal of any Note, if and to the extent not previously paid, when the same becomes due and payable on the Series Termination Date, Issuer will, upon demand of Indenture Trustee, pay to it, for the benefit of the Holders of the Notes of the affected Series, the whole amount then due and payable on such Notes for principal and interest, with, to the extent specified in the related Indenture Supplement, interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, interest upon overdue installments of interest, as specified in the related Indenture Supplement and in addition thereto will pay such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of Indenture Trustee and its agents and counsel.

(b)     In case Issuer shall fail forthwith to pay such amounts upon such demand, Indenture Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against Issuer or other obligor upon such Notes and collect in the manner provided by law out of the Collateral or the property of any other obligor upon such Notes, wherever situated, the moneys adjudged or decreed to be payable.

(c)     If an Event of Default occurs and is continuing, Indenture Trustee may, as more particularly provided in Section 5.5, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders of the affected Series, by such appropriate Proceedings as Indenture Trustee shall deem necessary to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in Indenture Trustee by this Indenture or by law.

(d)     In case there shall be pending, relative to Issuer or any other obligor upon the Notes of the affected Series, or any Person having or claiming an ownership interest in the Collateral, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or in case a receiver, conservator, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator, custodian or other similar official shall have been appointed for or taken possession of Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to Issuer or other obligor upon the Notes of such Series, or to the creditors or property of

Issuer or such other obligor, Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether Indenture Trustee shall have made any demand pursuant to the provisions of this Section 5.4, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

(i)     to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes of such Series and to file such other papers or documents as may be necessary or advisable in order to have the claims of Indenture Trustee (including any claim for reasonable compensation to Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or willful misconduct) and of the Noteholders of such Series allowed in such Proceedings;

(ii)     unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes of such Series in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

(iii)     to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders of such Series and of Indenture Trustee on their behalf; and

(iv)     to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of Indenture Trustee or the Holders of Notes of such Series allowed in any judicial Proceedings relative to Issuer, its creditors and its property;

and any trustee, receiver, conservator, liquidator, custodian, assignee, sequestrator or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to Indenture Trustee, and, in the event that Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or willful misconduct.

(e)     Nothing herein contained shall be deemed to authorize Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

(f)     All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the benefit of the Holders of the Notes of the affected Series as provided herein.

(g)     In any Proceedings brought by Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which Indenture Trustee shall be a party), Indenture Trustee shall be held to represent all the Holders of the Notes of the affected Series, and it shall not be necessary to make any such Noteholder a party to any such Proceedings.

Section 5.5     Remedies; Priorities.

(a)     If an Event of Default shall have occurred and be continuing with respect to any Series, and the Notes of such Series have been accelerated pursuant to Section 5.3, Indenture Trustee may do one or more of the following (subject to Sections 5.6 and 12.16):

(i)     institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes of the affected Series or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from Issuer and any other obligor upon such Notes moneys adjudged due;

(ii)     take any other appropriate action to protect and enforce the rights and remedies of Indenture Trustee and the Holders of the Notes of the affected Series;

(iii)     cause the Issuer to sell Principal Receivables (or interests therein) in an amount equal to the Collateral Amount of the accelerated Series and the related Finance Charge Receivables in accordance with Section 5.16;

provided,  however, that Indenture Trustee may not exercise the remedy described in subparagraph (iii) above unless (A) (1) the Holders of Notes representing 100% of the principal balance of the Outstanding Notes of the affected Series consent in writing thereto, (2) Indenture Trustee determines that any proceeds of such exercise distributable to the Noteholders of the affected Series are sufficient to discharge in full all amounts then due and unpaid upon the Notes for principal and interest and is directed to exercise this remedy by Holders of Notes representing more than 50% of the principal balance of the Outstanding Notes of such Series, or (3) Indenture Trustee determines that the Collateral may not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and Indenture Trustee obtains the consent of the Holders of Notes representing at least 66-2/3% of the principal balance of the Outstanding Notes  of each Class of such Series and (B) Indenture Trustee has been provided with an Opinion of Counsel to the effect that the exercise of such remedy complies with applicable federal and state securities laws.  In determining such sufficiency or insufficiency with respect to clauses (A)(2) and (A)(3), Indenture Trustee may, but need not, obtain and conclusively rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

The remedies provided in this Section 5.5(a) are the exclusive remedies provided to the Noteholders with respect to the Collateral, and each of the Indenture Trustee and the Noteholders (by their acceptance of their respective interests in the Notes) hereby expressly waives any other remedy that might have been available under the applicable UCC or any other law.

(b)     If Indenture Trustee collects any money or property pursuant to this Article V following the acceleration of the Notes of the affected Series pursuant to Section 5.3 (so long as such a declaration shall not have been rescinded or annulled), it shall pay out the money or property in the following order:

FIRST:     to Indenture Trustee for amounts due pursuant to Section 6.7; and

SECOND:     unless otherwise specified in the related Indenture Supplement, to Indenture Trustee for distribution in accordance with the related Indenture Supplement with such amounts being deemed to be Principal Collections and Finance Charge Collections in the same proportion as (x) the outstanding principal balance of the Notes bears to (y) the sum of the accrued and unpaid interest on the Notes and other fees and expenses payable in connection therewith under the applicable Indenture Supplement, including the amounts payable under any Enhancements with respect to such Series.

(c)     Indenture Trustee may, upon notification to Issuer, fix a record date and payment date for any payment to Noteholders of the affected Series pursuant to this Section 5.5. At least fifteen (15) days before such record date, Indenture Trustee shall mail or send by facsimile, at the expense of Servicer, to each such Noteholder a notice that states the record date, the payment date and the amount to be paid.

(d)     In addition to the application of money or property referred to in Section 5.5(b) for an accelerated Series, amounts then held in the Collection Account, Excess Funding Account or any Series Accounts for such Series and any amounts available under the Enhancement for such Series shall be used to make payments to the Holders of the Notes of such Series and the Enhancement Provider for such Series in accordance with the terms of this Indenture, the related Indenture Supplement and the Enhancement for such Series.  Following the sale of any Principal Receivables and related Finance Charge Receivables pursuant to Section 5.5(a)(iii) (or interests therein) for a Series and the application of the proceeds of such sale to such Series and the application of the amounts then held in the Collection Account, the Excess Funding Account and any Series Accounts for such Series as are allocated to such Series and any amounts available under the Enhancement for such Series, such Series shall no longer be entitled to any allocation of Collections or other property constituting the Collateral under this Indenture.

Section 5.6     Optional Preservation of the Collateral. If the Notes of any Series have been declared to be due and payable under Section 5.3 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, and Indenture Trustee has not received directions from the Noteholders pursuant to Section 5.12, Indenture Trustee may, but need not, elect to maintain possession of the portion of the Collateral which secures such Notes and apply proceeds of the Collateral to make payments on such Notes to the extent such proceeds are available therefor. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Collateral. In determining whether to maintain possession of the Collateral, Indenture Trustee may, but need not, obtain and conclusively rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

Section 5.7     Limitation on Suits. No Noteholder shall have any right to institute any proceedings, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

(a)     the Holders of Notes representing not less than 25% of the principal balance of the Outstanding Notes of each affected Series have made written request to Indenture Trustee to institute such proceeding in its own name as indenture trustee;

(b)     such Noteholder or Noteholders has previously given written notice to Indenture Trustee of a continuing Event of Default;

(c)     such Noteholder or Noteholders has offered to Indenture Trustee indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

(d)     Indenture Trustee for sixty (60) days after its receipt of such request and offer of indemnity has failed to institute any such Proceeding; and

(e)     no direction inconsistent with such written request has been given to Indenture Trustee during such 60-day period by the Holders of Notes representing more than 50% of the principal balance of the Outstanding Notes of each affected Series;

it being understood and intended that no one or more Noteholders of the affected Series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders of such Series or to obtain or to seek to obtain priority or preference over any other Noteholders of such Series or to enforce any right under this Indenture, except in the manner herein provided.

In the event Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two (2) or more groups of Noteholders of such affected Series, each representing no more than 50% of the principal balance of the Outstanding Notes of such Series, Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

Section 5.8     Unconditional Rights of Noteholders to Receive Principal and Interest. Notwithstanding any other provision in this Indenture, each Noteholder shall have the right which is absolute and unconditional to receive payment of the principal of and interest in respect of such Note as such principal and interest becomes due and payable and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

Section 5.9     Restoration of Rights and Remedies. If Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned, or has been determined adversely to Indenture Trustee or to such Noteholder, then and in every such case Issuer, Indenture Trustee and the Noteholder shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

Section 5.10     Rights and Remedies Cumulative. Except as specified in Section 5.5(a), no right, remedy, power or privilege herein conferred upon or reserved to Indenture Trustee or to the Noteholders is intended to be exclusive of any other right, remedy, power or privilege, and every right, remedy, power or privilege shall, to the extent permitted by law, be cumulative and in addition to every other right, remedy, power or privilege given hereunder or now or hereafter existing at law or in equity or otherwise. Except as specified in Section 5.5(a) above, assertion or exercise of any right or remedy shall not preclude any other further assertion or the exercise of any other appropriate right or remedy.

Section 5.11     Delay or Omission Not Waiver. No failure to exercise and no delay in exercising, on the part of Indenture Trustee or of any Noteholder or other Person, any right or remedy occurring hereunder upon any Event of Default shall impair any such right or remedy or constitute a waiver thereof of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by Indenture Trustee or by the Noteholders, as the case may be.

Section 5.12     Rights of Noteholders to Direct Indenture Trustee. The Holders of Notes representing more than 50% of the principal balance of the Outstanding Notes of any affected Series shall have the right to direct in writing the time, method and place of conducting any Proceeding for any remedy available to Indenture Trustee with respect to such Series or exercising any trust or power conferred on Indenture Trustee with respect to such Series; provided,  however, that subject to Section 6.1 Indenture Trustee shall have the right to decline any such direction if:

(a)     Indenture Trustee, after being advised by counsel, determines that the action so directed is in conflict with any rule of law or with this Indenture;

(b)     Indenture Trustee in good faith shall, by a Responsible Officer of Indenture Trustee, determine that the Proceedings so directed would be illegal or involve Indenture Trustee in personal liability or be unjustly prejudicial to the Noteholders not parties to such direction; or

(c)     Indenture Trustee reasonably believes it will not be adequately indemnified against the costs, expenses and liabilities which might be incurred by it in complying with the action so directed.

Section 5.13     Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Notes of the affected Series as provided in Section 5.3, Holders of Notes representing more than 50% of the principal balance of the Outstanding Notes of such Series (or with respect to any such Series with two or more Classes, of each Class), may, on behalf of all such Noteholders, waive in writing any past default, with written notice to Indenture Trustee, with respect to such Notes and its consequences, except a default:

(a)     in the payment of the principal or interest in respect of any Note of such Series, or

(b)     in respect of a covenant or provision hereof that under Section 10.2 cannot be modified or amended without the consent of the Noteholder of each Outstanding Note affected;

which, in the case of either clause (a) or (b), can only be waived by all Noteholders of each affected Series.  Upon any such written waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 5.14     Undertaking for Costs. All parties to this Indenture agree, and each Noteholder by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant (other than Indenture Trustee) in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.14 shall not apply to any suit instituted by Indenture Trustee, to any suit instituted by any Noteholder, or group of Noteholders (in compliance with Section 5.8), holding Notes representing more than 10% of the principal balance of the Outstanding Notes of the affected Series, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal or interest in respect of any Note on or after the Distribution Date on which any of such amounts was due (or, in the case of redemption, on or after the applicable Redemption Date).

Section 5.15     Waiver of Stay or Extension Laws. Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may adversely affect the covenants or the performance of this Indenture; and Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 5.16     Sale of Receivables.

(a)     The method, manner, time, place and terms of any sale of Receivables (or interests therein) pursuant to Section 5.5(a)(iii) shall be commercially reasonable. Indenture Trustee may from time to time postpone any sale by public announcement made at the time and place of such sale. Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any sale.

(b)     Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of Issuer in connection with any sale of Receivables pursuant to Section 5.5(a)(iii). No purchaser or transferee at any such sale shall be bound to ascertain Indenture Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

(c)     In its exercise of the foreclosure remedy pursuant to Section 5.5(a)(iii), Indenture Trustee shall solicit, or cause to be solicited, bids for the sale of Principal Receivables (or interests therein) in any amount equal to the Collateral Amount of the affected Series of Notes at the time of sale and the related Finance Charge Receivables (or interests therein). Indenture Trustee shall sell, or cause to be sold, such Receivables (or interests therein) to the bidder with the highest cash purchase offer. The proceeds of any such sale shall be applied as specified in the applicable Indenture Supplement.

Section 5.17     Action on Notes. Indenture Trustee’s right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking or obtaining of or application for any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by Indenture Trustee against Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of Issuer. Any money or property collected by Indenture Trustee shall be applied as specified in the applicable Indenture Supplement.

ARTICLE VI

INDENTURE TRUSTEE

Section 6.1     Duties of Indenture Trustee.

(a)     If an Event of Default has occurred and is continuing and a Responsible Officer shall have actual knowledge or written notice of such Event of Default, Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.

(b)     Except during the continuance of an Event of Default of which a Responsible Officer has actual knowledge or written notice:

(i)     Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against Indenture Trustee; and

(ii)     in the absence of bad faith or negligence on its part, Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to Indenture Trustee and conforming to the requirements of this Indenture; provided,  however, Indenture Trustee, upon receipt of any resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to Indenture Trustee which are specifically required to be furnished pursuant to any provision of this Indenture or any Indenture Supplement, shall examine them to determine whether they substantially conform to the requirements of this Indenture or any Indenture Supplement but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein.

(c)     No provision of this Indenture shall be construed to relieve Indenture Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

(i)     this Section 6.1(d) shall not be construed to limit the effect of Section 6.1(a);

(ii)     Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that Indenture Trustee was negligent in ascertaining the pertinent facts; and

(iii)     Indenture Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the Indenture and/or the direction of the Holders of Notes or for exercising any trust or power conferred upon Indenture Trustee, under this Indenture. Indenture Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Servicer, Transferor or the Issuer in compliance with the terms of this Indenture or any Indenture Supplement.

(d)     No provision of this Indenture shall require Indenture Trustee to expend or risk its own funds or otherwise incur any liability, financial or otherwise, in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it.

(e)     Every provision of this Indenture that in any way relates to Indenture Trustee is subject to this Section 6.1.

(f)     Except as expressly provided in this Indenture, Indenture Trustee shall have no power to vary the Collateral, including by (i) accepting any substitute payment obligation for a Receivable initially transferred to the Issuer under the Transfer and Servicing Agreement, (ii) adding any other investment, obligation or security to the Issuer or (iii) withdrawing from Issuer any Receivable (except as otherwise provided in the Transfer and Servicing Agreement).

(g)     Indenture Trustee shall have no responsibility or liability for investment losses on Eligible Investments (other than Eligible Investments on which the institution acting as Indenture Trustee is an obligor).  Indenture Trustee shall have no obligation to invest and reinvest any cash held in the absence of timely and specific written investment direction from Issuer.  In no event shall Indenture Trustee be liable for the selection of investments or for investment losses incurred thereon.  Indenture Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of Issuer to provide timely written investment direction.

(h)     Indenture Trustee shall notify each Rating Agency immediately of the occurrence of any Event of Default or Early Amortization Event of which a Responsible Officer of Indenture Trustee has actual knowledge of or has actual notice from Servicer of potential Early Amortization Events or Events of Default.

(i)     For all purposes under this Indenture, Indenture Trustee shall not be deemed to have notice or knowledge of any Event of Default, Early Amortization Event or Servicer Default unless a Responsible Officer assigned to and working in the Corporate Trust Office of Indenture Trustee has actual knowledge thereof or has received written notice thereof. For purposes of determining Indenture Trustee’s responsibility and liability hereunder, any reference to an Event of Default, Early Amortization Event or Servicer Default shall be construed to refer only to such event of which Indenture Trustee is deemed to have notice as described in this Section 6.1(j).

Section 6.2     Notice of Early Amortization Event or Event of Default. Upon the occurrence of any Early Amortization Event or Event of Default of which a Responsible Officer has actual knowledge or has received written notice thereof, Indenture Trustee shall transmit by mail to all Noteholders as their names and addresses appear on the Note Register and the Rating Agencies, notice of such Early Amortization Event or Event of Default hereunder known to Indenture Trustee within thirty (30) days after it occurs or within ten (10) Business Days after it receives such notice or obtains actual notice, if later.

Section 6.3     Rights of Indenture Trustee. Except as otherwise provided in Section 6.1:

(a)     Indenture Trustee may conclusively rely and shall fully be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document (whether in its original or facsimile form) reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b)     whenever in the administration of this Indenture the Indenture Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, Indenture Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officer’s Certificate of Issuer. Issuer shall provide a copy of such Officer’s Certificate to the Noteholders at or prior to the time Indenture Trustee receives such Officer’s Certificate;

(c)     as a condition to the taking, suffering or omitting of any action by it hereunder, Indenture Trustee may consult with counsel of its own selection, and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in-good faith and in reliance thereon;

(d)     Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or to honor the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to Indenture Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(e)     Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but Indenture Trustee at the written direction of one or more of the Noteholders and at the expense of the Noteholders, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of Issuer and

Servicer at the expense if the Servicer, personally or by agent or attorney and shall incur no liability of any kind by reason of such inquiry or investigation;

(f)     Subject to Section 6.14, Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees and Indenture Trustee shall not be responsible for any (i) misconduct or negligence on the part of any agent, attorney, custodians or nominees appointed with due care by it hereunder or (ii) the supervision of such agents, attorneys, custodians or nominees after such appointment with due care;

(g)     Indenture Trustee shall not be liable for any actions taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights conferred upon Indenture Trustee by this Indenture; and

(h)     in the event that Indenture Trustee is also acting as Paying Agent and Transfer Agent and Registrar and Successor Servicer, if it becomes Successor Servicer pursuant to Section 7.2 of the Transfer and Servicing Agreement, the rights and protections afforded to Indenture Trustee pursuant to this Article VI shall also be afforded to such Paying Agent and Transfer Agent and Registrar and Successor Servicer, if it becomes Successor Servicer pursuant to Section 7.2 of the Transfer and Servicing Agreement.

Section 6.4     Not Responsible for Recitals or Issuance of Notes. The recitals contained herein and in the Notes, except the certificate of authentication of Indenture Trustee, shall be taken as the statements of Issuer, and Indenture Trustee assumes no responsibility for their correctness. Neither Indenture Trustee nor any of its agents makes any representation as to the validity or sufficiency of this Indenture, the Notes, or any related document. Indenture Trustee shall not be accountable for the use or application by Issuer of the proceeds from the Notes.

Section 6.5     Restrictions on Holding Notes. Indenture Trustee shall not in its individual capacity, but may in a fiduciary capacity, become the owner or pledgee of Notes and may otherwise deal with Issuer with the same rights it would have if it were not Indenture Trustee, Paying Agent, Transfer Agent and Registrar or such other agent. Any Paying Agent, Transfer Agent and Registrar that is not also Indenture Trustee or any other agent of Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with Issuer with the same rights it would have if it were not Paying Agent, Transfer Agent and Registrar or such other agent.

Section 6.6     Money Held in Trust. Money held by Indenture Trustee in trust hereunder need not be segregated from other funds held by Indenture Trustee in trust hereunder except to the extent required herein or required by law. Indenture Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed upon in writing by Indenture Trustee and Issuer.

Section 6.7     Compensation, Reimbursement and Indemnification. Servicer shall pay to Indenture Trustee from time to time reasonable compensation for all services rendered by Indenture Trustee as shall be agreed in writing by the Servicer and the Indenture Trustee and the Authenticating Agent under this Agreement (which compensation shall not be limited by any law on compensation of a trustee of an express trust). Servicer shall reimburse Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of Indenture Trustee’s agents, counsel, accountants and experts.  Issuer shall direct Servicer to indemnify, defend and hold harmless, and Servicer shall indemnify Indenture Trustee and its officers, directors, employees and agents against any and all loss, liability, expense, damage or claim (including the fees of either in-house counsel or outside counsel) incurred by it in connection with the administration of this trust and the performance of its duties hereunder and under any other Transaction Document, including any claim arising from any failure by Issuer or Transferor to pay when due any sales, excise, transfer or personal taxes relating to the Receivables. Indenture Trustee shall notify Issuer and Servicer promptly of any claim for which it may seek indemnity. Failure by Indenture Trustee to so notify Issuer and Servicer of a claim of which a Responsible Officer has received written notice shall not relieve Issuer or Servicer of its obligations hereunder unless such loss, liability or expense could have been avoided with such prompt notification and then only to the extent of such loss, expense or liability which could have been so avoided. Servicer shall defend any claim against Indenture Trustee, Indenture Trustee may have separate counsel and, if it does, Servicer shall pay the fees and expenses of such counsel. The Servicer will not be liable for any settlement of any claim or action effected without its prior written consent, which consent will not be unreasonably withheld, conditioned or delayed.  Neither Issuer nor Servicer need reimburse any expense or indemnify against any loss, liability or expense determined by a court of competent jurisdiction to have been caused by Indenture Trustee through Indenture Trustee’s own willful misconduct or negligence.

Servicer’s payment obligations to Indenture Trustee pursuant to this Section 6.7 shall survive the discharge of this Indenture or earlier resignation or removal of Indenture Trustee. When Indenture Trustee incurs expenses after the occurrence of an Event of Default specified in Section 5.2(c) or 5.2(d) with respect to Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

To secure Servicer’s and Issuer’s payment obligations in this Section 6.7, Indenture Trustee shall have a lien prior to the Notes on all money or property held or collected by Indenture Trustee, in its capacity as Indenture Trustee, except money or property held in trust to pay principal of, or interest on, the Notes.

Section 6.8     Replacement of Indenture Trustee. No resignation or removal of Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.8. Indenture Trustee may resign at any time by giving thirty (30) days written notice to Issuer and the Rating Agencies. The Holders of Notes representing more than 66 2/3% of the Outstanding Amount of all Series may remove Indenture Trustee by so notifying Indenture Trustee in writing and may appoint a successor Indenture Trustee. Administrator shall remove Indenture Trustee upon written notice if:

(i)     Indenture Trustee fails to comply with Section 6.11;

(ii)     Indenture Trustee is adjudged a bankrupt or insolvent;

(iii)     a receiver of Indenture Trustee or of its property shall be appointed, or any public officer takes charge of Indenture Trustee or its property or its affairs for the purpose of rehabilitation, conservation or liquidation; or

(iv)     Indenture Trustee otherwise becomes legally unable to act.

If Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), Administrator shall promptly appoint a successor Indenture Trustee.

A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee, Servicer and to Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee, subject to the payment of any and all amounts then due and owing to Indenture Trustee.

If a successor Indenture Trustee does not take office within sixty (60) days after the retiring Indenture Trustee gives notice of resignation or is removed, the retiring Indenture Trustee, Issuer or any Holders of Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

If Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of Indenture Trustee and the appointment of a successor Indenture Trustee.

Notwithstanding the replacement of Indenture Trustee pursuant to this Section 6.8, Issuer’s obligations under Section 6.7 shall continue for the benefit of the retiring Indenture Trustee.

Administrator shall notify the Rating Agencies of any replacement of Indenture Trustee pursuant to this Section 6.8.

Section 6.9     Successor Indenture Trustee by Merger. If Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11. Indenture Trustee shall provide the Rating Agencies prior written notice of any such transaction.

In case at the time such successor or successors by merger, conversion, consolidation or transfer to Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to Indenture Trustee may adopt the certificate of authentication of any predecessor Indenture Trustee and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to Indenture Trustee may authenticate such Notes in the name of the successor to Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of Indenture Trustee shall have.

Section 6.10     Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

(a)     Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Collateral may at the time be located, Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Collateral, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Collateral, or any part hereof, and, subject to the other provisions of this Section 6.10, such powers, duties, obligations, rights and trusts as Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.8.

(b)     Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)     all rights, powers, duties and obligations conferred or imposed upon Indenture Trustee shall be conferred or imposed upon and exercised or performed by Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of Indenture Trustee;

(ii)     no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder;

(iii)     Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee; and

(iv)     Indenture Trustee shall not be liable for any act or failure to act on the part of any separate trustee or co-trustee.

(c)     Any notice, request or other writing given to Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, Indenture Trustee. Every such instrument shall be filed with Indenture Trustee.

(d)     Any separate trustee or co-trustee may at any time constitute Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 6.11     Eligibility; Disqualification. Indenture Trustee shall at all times satisfy the requirements of TIA §310(a). Indenture Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and either its long-term unsecured debt shall be rated at least Baa3 by Moody’s and BBB- by Standard & Poor’s or its short-term debt shall be rated at least P-2 by Moody’s and A-2 by Standard & Poor’s. Indenture Trustee shall comply with TIA §310(b), including the optional provision permitted by the second sentence of TIA §310(b)(9); provided, however, that there shall be excluded from the operation of TIA §310(b)(1) any indenture or indentures under which other securities of Issuer are outstanding if the requirements for such exclusion set forth in TIA §310(b)(1) are met.

Section 6.12     Preferential Collection of Claims Against. Indenture Trustee shall comply with TIA §311(a), excluding any creditor relationship listed in TIA §311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA §311(a) to the extent provided therein.

Section 6.13     Representations and Covenants of Indenture Trustee. Indenture Trustee represents, warrants and covenants that:

(i)     Indenture Trustee is a national banking association duly organized and existing under the laws of the United States;

(ii)     Indenture Trustee has full power and authority to deliver and perform this Indenture and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture and other Transaction Documents to which it is a party; and

(iii)     Each of this Indenture and the other Transaction Documents to which it is a party has been duly executed and delivered by Indenture Trustee and constitutes its legal, valid and binding obligation in accordance with its terms.

Section 6.14     Custody of the Collateral. The Indenture Trustee shall hold such of the Collateral (and any other collateral that may be granted to the Indenture Trustee) as consists of instruments, certificated securities, negotiable documents, money, goods, or tangible chattel paper in the State of Minnesota. The Indenture Trustee shall hold such of the Collateral (and any other collateral that may be granted to the Indenture Trustee) as constitutes investment property (other than certificated securities) through a securities intermediary, which securities intermediary shall agree in writing with the Indenture Trustee and the Issuer that (I) such investment property shall at all times be credited to a securities account of the Indenture Trustee, (II) such securities intermediary shall treat the Indenture Trustee as entitled to exercise the rights that comprise each financial asset credited to such securities account, (III) all property credited to such securities account shall be treated as a financial asset, (IV) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (V) such securities intermediary will not agree with any person or entity other than the Indenture Trustee to comply with entitlement orders originated by any person or entity other than the Indenture Trustee, (VI) such securities account and the property credited thereto shall not be subject to any lien, security interest, encumbrance, claim, or right of set-off in favor of such securities intermediary or anyone claiming through it (other than the Indenture Trustee), (VII) such agreement shall be governed by the laws of the State of New York, and (VIII) the State of New York shall be the “securities intermediary’s jurisdiction” of such securities intermediary for purposes of the New York UCC. The Indenture Trustee shall hold such of the Collateral (and any other collateral that may be granted to the Indenture Trustee) as constitutes a deposit account through a bank, which bank shall agree in writing with the Indenture Trustee and the Issuer that (i) such bank shall comply with instructions originated by the Indenture Trustee directing disposition of the funds in the deposit account without further consent of any other person or entity, (ii) such bank will not agree with any person or entity other than the Indenture Trustee to comply with instructions originated by any person or entity other than the Indenture Trustee, (iii) such deposit account and the money on deposit therein shall not be subject to any lien, security interest, encumbrance, claim, or right of set-off in favor of such bank or anyone claiming through it (other than the Indenture Trustee), (iv) such agreement shall be governed by the laws of the State of New York, and (v) the State of New York shall be the “bank’s jurisdiction” of such bank for purposes of Article 9 of the New York UCC.

Section 6.15     Confidentiality.  The Indenture Trustee hereby agrees: (a) not to disclose to any Person any Account Numbers or any other information contained in any Account Schedule, or any other consumer information related to the Accounts which meets the definition of “Non-Public Personal Information” under the Gramm-Leach-Bliley Act (“GLB Act”) and its implementing regulations (the “Privacy Regulations”) (collectively, the "Consumer Information"), except (i) to a Successor Servicer or as required by a Requirement of Law applicable to the Indenture Trustee, or (ii) in connection with the performance of the Indenture Trustee’s duties hereunder, (b) to ~~take such measures as shall be reasonably requested by the Transferor to protect and maintain the security and confidentiality of such information, (c) to~~ comply with and cause its Affiliates and subcontractors to comply with the GLB Act and the Privacy Regulations (to the extent applicable to any of them) in their handling of the Consumer Information and to maintain (and cause such Affiliates and subcontractors to maintain) applicable physical, electronic and procedural safeguards that comply with the GLB Act and the Privacy Regulations (and any other similar requirements adopted by any Regulatory Authority having authority over the Indenture Trustee) with respect to all Consumer Information in its possession (and in connection therewith, the Indenture Trustee shall allow the Transferor or its duly authorized representatives to inspect the Indenture Trustee’s policies and procedures to ensure compliance with the terms of this Section 6.15 as they specifically relate to the Indenture or otherwise to its activities as the Indenture Trustee from time to time during normal business hours upon prior written notice), and (d) not to use any Account Schedule information or other Consumer Information for any purpose other than the transactions contemplated hereby (including, without limitation, to compete, directly or indirectly, with the Transferor, any Account Originator or their respective Affiliates, or in any manner prohibited by the GLB Act and the Privacy Regulations).  The Indenture Trustee shall promptly notify the Transferor of any request received by the Indenture Trustee to disclose any Consumer Information, which notice shall in any event be provided no later than five (5) Business Days prior to disclosure of any such information unless the Indenture Trustee is compelled pursuant to a Requirement of Law to disclose such information prior to the date that is five (5) Business Days after the giving of such notice.  Nothing contained herein shall be deemed to restrict in any manner any disclosure of the tax treatment or tax structure of the transaction (as defined in Section 1.6011-4 of the Treasury Regulations and applicable state and local law) or any materials relating to such tax treatment and tax structure.  The Indenture Trustee will promptly report to, and cooperate with the Servicer, Transferor and Administrator in investigating, any security breaches, lapses or vulnerabilities that have resulted in the disclosure of Consumer Information to any Person (except for any disclosures permitted by this Section 6.15).  The terms of this Section 6.15 shall survive the termination of this Master Indenture.

ARTICLE VII

NOTEHOLDERS’ LIST AND REPORTS BY

INDENTURE TRUSTEE AND ISSUER

Section 7.1     Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders. Issuer will furnish or cause to be furnished to Indenture Trustee (a) upon each transfer of a Note, a list, in such form as Indenture Trustee may reasonably require, of the names, addresses and taxpayer identification numbers of the Noteholders as they appear on the Note Register as of such Record Date, and (b) at such other times, as Indenture Trustee may request in writing, within ten (10) days after receipt by Issuer of any such request, a list of similar form and content as of a date not more than ten (10) days prior to the time such list is furnished; provided,  however, that for so long as Indenture Trustee is Transfer Agent and Registrar, Indenture Trustee shall furnish to Issuer such list in the same manner prescribed in clause (b) above.

Section 7.2     Preservation of Information; Communications to Noteholders.

(a)     Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to Indenture Trustee as provided in Section 7.1 and the names, addresses and taxpayer identification numbers of the Noteholders received by Indenture Trustee in its capacity as Transfer Agent and Registrar. Indenture Trustee may destroy any list furnished to it as provided in Section 7.1 upon receipt of a new list so furnished.

(b)     Noteholders may communicate, pursuant to TIA §312(b), with other Noteholders with respect to their rights under this Indenture or under the Notes.

(c)     Issuer, Indenture Trustee and Transfer Agent and Registrar shall have the protection of TIA §312(c).

Section 7.3     Reports by Issuer.

(a)     Issuer shall, following any registered offering of Notes under the Securities Act:

(i)     file with Indenture Trustee, within fifteen (15) days after Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

(ii)     file with Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

(iii)     supply to Indenture Trustee (and Indenture Trustee shall transmit by mail to all Noteholders described in TIA §313(c)) such summaries of any information, documents and reports required to be filed by Issuer pursuant to clauses (i) and (ii) of this Section 7.3(a) as may be required by rules and regulations prescribed from time to time by the Commission.

(b)     Unless Issuer otherwise determines, the fiscal year of Issuer shall end on December 31 of each year.

(c)     Delivery of such reports, information and documents to Indenture Trustee is for informational purposes only and Indenture Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including Issuer’s compliance with any of the covenants hereunder.

Section 7.4     Reports by Indenture Trustee. If required by TIA §313(a), within sixty (60) days after each March 31 beginning with March 31, 2009, Indenture Trustee shall mail to each Noteholder as required by TIA §313(c) a brief report dated as of such date that complies with TIA §313(a). Indenture Trustee also shall comply with TIA §313(b).

If required by a Requirement of Law, a copy of each report at the time of its mailing to Noteholders shall be filed by Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. Issuer shall notify Indenture Trustee if and when the Notes are listed on any stock exchange or delisted therefrom.

ARTICLE VIII

ALLOCATION AND APPLICATION OF COLLECTIONS

Section 8.1     Collection of Money. Except as otherwise expressly provided herein and in the related Indenture Supplement, Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by Indenture Trustee pursuant to this Indenture. Indenture Trustee shall hold all such money and property received by it in trust for the Noteholders and shall apply it as provided in this Indenture and the applicable Indenture Supplement. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under the Transfer and Servicing Agreement or any other Transaction Document, Indenture Trustee may, and upon the written request of the Holders of Notes representing more than 50% of the principal balance of the Outstanding Notes  of the affected Series shall, subject to Sections 6.1(e) and 6.3(d), take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim an Early Amortization Event or a Default or Event of Default under this Indenture and to proceed thereafter as provided in Article V.

Section 8.2     [Reserved].

Section 8.3     Establishment of Collection Account and Excess Funding Account.

Servicer, for the benefit of the Holders, shall establish and maintain in the name of Indenture Trustee two Eligible Deposit Accounts (the “Collection Account” and the “Excess Funding Account”), each bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Holders. The Collection Account and the Excess Funding Account shall initially be established with Indenture Trustee. Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Collection Account and the Excess Funding Account and in all proceeds thereof for the benefit of the Holders. The Collection Account and the Excess Funding Account shall be under the sole dominion and control of Indenture Trustee for the benefit of the Holders. Except as expressly provided in this Indenture, Indenture Trustee agrees that it shall have no right of set-off or banker’s lien against, and no right to otherwise deduct from, any funds held in the Collection Account or the Excess Funding Account for any amount owed to it by Issuer, any Holder or any Enhancement Provider. If at any time the Collection Account or the Excess Funding Account ceases to be an Eligible Deposit Account, Indenture Trustee (or Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which the Rating Agency Condition is satisfied) establish a new Eligible Deposit Account meeting the conditions specified above and transfer any cash or any investments from the affected account to such new account, and from the date such new account is established, it shall be the “Collection Account” or the “Excess Funding Account,” as the case may be.

Funds on deposit in the Collection Account and the Excess Funding Account shall, at the direction of Servicer, be invested by Indenture Trustee in Eligible Investments selected by Servicer, except that funds on deposit in either such account on any Transfer Date need not be invested through the immediately following Distribution Date. All such Eligible Investments shall be held by Indenture Trustee for the benefit of the Holders pursuant to Section 6.14. Indenture Trustee shall maintain for the benefit of the Holders possession of the negotiable instruments or securities, if any, evidencing such Eligible Investments. Investments of funds representing Collections collected during any Monthly Period shall be invested in Eligible Investments that will mature so that all funds will be available at the close of business on the Transfer Date following such Monthly Period. No Eligible Investment shall be disposed of prior to its maturity unless Servicer so directs and either (i) such disposal will not result in a loss of all or part of the principal portion of such Eligible Investment or (ii)

prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment. On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Collection Account and the Excess Funding Account shall be treated as Collections of Finance Charge Receivables with respect to the last day of the related Monthly Period, except as otherwise specified in any Indenture Supplement. For purposes of determining the availability of funds or the balances in the Collection Account or the Excess Funding Account for any reason under this Agreement, all investment earnings net of investment expenses and losses on such funds shall be deemed not to be available or on deposit.  In no event shall Indenture Trustee be liable for the selection of investments or for investment losses incurred thereon.  Indenture Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any such investment prior to its stated maturity or the failure of the party directing such investment to provide timely written investment direction.  Indenture Trustee shall have no obligation to invest or reinvest any amounts held hereunder in the absence of such written investment direction.

Unless otherwise directed by Servicer, funds on deposit in the Excess Funding Account will be withdrawn and paid to Transferor on any day to the extent that the Transferor Amount exceeds the Minimum Transferor Amount on such day. On any Transfer Date on which one or more Series is in an Amortization Period, Servicer shall determine the aggregate amounts of Principal Shortfalls, if any, with respect to each such Series that is a Principal Sharing Series (after giving effect to the allocation and payment provisions in the Indenture Supplement with respect to each such Series), and Servicer shall instruct Indenture Trustee to withdraw such amount from the Excess Funding Account on such Transfer Date and allocate such amount among each such Series as specified for Shared Principal Collections in each related Indenture Supplement.

Section 8.4     Collections and Allocations.

(a)     Servicer shall instruct Indenture Trustee to apply all funds on deposit in the Collection Account as described in this Article VIII and in each Indenture Supplement. Except as otherwise provided below and in each Indenture Supplement, Servicer shall deposit Collections into the Collection Account no later than the second Business Day following the Date of Processing of such Collections. Except as otherwise required by any Indenture Supplement, a Account Originator may permit or require payments owed by any Merchant with respect to In-Store Payments to be netted against amounts owed by that Account Originator to that Merchant, and the Account Originator or Servicer shall deposit into the Collection Account on each Business Day an amount equal to the aggregate amount of In-Store Payments netted against amounts owed by that Account Originator to the various Merchants on that Business Day.

Subject to the express terms of any Indenture Supplement, but notwithstanding anything else in this Indenture to the contrary, if WFCB remains Servicer and (x) for so long as WFCB maintains a short term debt rating of A-1 or better by S&P, P-1 or better by Moody’s, if rated by Fitch, F1 or better by Fitch, R-1 (middle) or better by DBRS, if rated by DBRS and, if rated by any other Rating Agency, the equivalent rating by that Rating Agency (or such other rating below A-1, P-1 or such equivalent rating, as the case may be, which is satisfactory to each Rating Agency, if any), (y) with respect to Collections allocable to any Series, any other conditions specified in the related Indenture Supplement are satisfied or (z) WFCB has provided to Indenture Trustee a letter of credit, surety bond or other similar arrangement covering collection risk of Servicer and in each case acceptable to each Rating Agency (as evidenced by a letter from each Rating Agency to the effect that the Rating Agency Condition has been satisfied), if any, Servicer need not make the daily deposits of Collections into the Collection Account as provided in the preceding paragraph, but may make a single deposit in the Collection Account in immediately available funds not later than 12:00 noon, New York City time, on the related Transfer Date.

Subject to the express terms of any Indenture Supplement, but notwithstanding anything else in this Indenture to the contrary, (1) the Servicer will only be required to deposit Collections into the Collection Account up to the aggregate amount of Collections required to be deposited into any Series Account or, without duplication, distributed on or prior to the related Transfer Date to Noteholders or to any Enhancement Provider pursuant to the terms of any Indenture Supplement or agreement whereby the Enhancement is provided, and (2) if at any time prior to such Transfer Date the amount of Collections deposited in the Collection Account exceeds the amount described in clause (1) of this paragraph, the Servicer will be permitted to direct the Indenture Trustee to  withdraw such excess from the Collection Account for distribution to the Transferor.

(b)     On each Date of Processing, Collections of Finance Charge Receivables and of Principal Receivables shall be allocated to each Series of Notes in accordance with the related Indenture Supplement. On each Determination Date, Defaulted Receivables will be allocated to each Series of Notes in accordance with the related Indenture Supplement.

(c)     Throughout the existence of Issuer, unless otherwise stated in any Indenture Supplement, on each Date of Processing Servicer shall allocate to Transferor an amount equal to the product of (A) the Transferor Percentage and (B) the aggregate amount of Collections allocated to Principal Receivables and Finance Charge Receivables, respectively, on that Date of Processing; provided that, if the Transferor Amount (determined after giving effect to any transfer of Principal Receivables to the Trust on such date), is less than or equal to the Minimum Transferor Amount, Servicer shall not allocate to Transferor any such amounts that otherwise would be allocated to Transferor, but shall instead deposit such funds in the Excess Funding Account to the extent necessary so that the Transferor Amount is not less than the Minimum Transferor Amount. Unless otherwise stated in any Indenture Supplement, neither Servicer nor Transferor need deposit any amounts allocated to Transferor pursuant to the foregoing into the Collection Account and shall pay, or be deemed to pay, such amounts as collected to Transferor.

The payments to be made to Transferor, pursuant to this Section 8.4(c) do not apply to deposits to the Collection Account or other amounts that do not represent Collections, including payment of the purchase price for Receivables pursuant to Section 2.4(f) or 7.1 of the Transfer and Servicing Agreement, proceeds from the sale, disposition or liquidation of Receivables pursuant to Section 5.5 or payment of the purchase price for the Notes of a specific Series pursuant to the related Indenture Supplement.

Section 8.5     Shared Principal Collections.  On each Business Day, Shared Principal Collections may, at the option of Transferor, be applied (or held in the Collection Account for later application) as principal with respect to any Variable Interest or, so long as either no Series is in an Amortization Period or no Series that is in an Amortization Period will have a Principal Shortfall on the related Transfer Date (assuming no Early Amortization Event occurs), withdrawn from the Collection Account and paid to Transferor; and on each Transfer Date, (a) Servicer shall allocate Shared Principal Collections not previously so applied or paid to each applicable Principal Sharing Series, pro rata, in proportion to the Principal Shortfalls, if any, with respect to each such Series, and any remainder may, at the option of Transferor, be applied as principal with respect to any Variable Interest and (b) Servicer shall direct the Indenture Trustee in writing to withdraw from the Collection Account and pay to Transferor any amounts representing Shared Principal Collections remaining after the allocations and applications referred to in clause (a);  provided that, if, on any day the Transferor Amount (determined after giving effect to any transfer of Principal Receivables to the Trust on such day), is less than or equal to the Minimum Transferor Amount, Servicer shall not distribute to Transferor any Shared Principal Collections that otherwise would be distributed to Transferor, but shall deposit such funds in the Excess Funding Account to the extent required so that the Transferor Amount equals the Minimum Transferor Amount.  Notwithstanding the foregoing, during any Amortization Period for any Series (other than a Variable Interest), Transferor may not apply Shared Principal

Collections as principal with respect to any Variable Interest, unless such application of principal is made on any Transfer Date or related Distribution Date after the application of Shared Principal Collections pursuant to the various Indenture Supplements.

Section 8.6     Excess Finance Charge Collections.  On each Transfer Date, (a) for each Group, Servicer shall allocate the aggregate amount for all outstanding Series in such Group of the amounts which the related Indenture Supplements specify are to be treated as “Excess Finance Charge Collections” for such Transfer Date to each Series in such Group, pro rata, in proportion to the Finance Charge Shortfalls, if any, with respect to each such Series, and (b) Servicer shall on the related Distribution Date instruct Indenture Trustee in writing to withdraw from the Collection Account and pay to Transferor an amount equal to the excess, if any, of (x) the aggregate amount for all outstanding Series in a Group of the amounts which the related Indenture Supplements specify are to be treated as “Excess Finance Charge Collections” for such Distribution Date over (y) the aggregate amount for all outstanding Series in such Group which the related Indenture Supplements specify are “Finance Charge Shortfalls”, for such Distribution Date.

Section 8.7     Release of Collateral; Eligible Loan Documents.

(a)     Upon the written direction of Issuer, Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey Indenture Trustee’s interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by Indenture Trustee as provided in this Article VIII shall be bound to ascertain Indenture Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

(b)     In order to facilitate the servicing of the Receivables by Servicer, Indenture Trustee upon Issuer Order shall authorize Servicer to execute in the name and on behalf of Indenture Trustee instruments of satisfaction or cancellation, or of partial or full release or discharge, and other comparable instruments with respect to the Receivables (and Indenture Trustee shall execute any such documents on written request of Servicer), subject to the obligations of Servicer under the Transfer and Servicing Agreement.

(c)     Indenture Trustee shall, at such time as there are no Notes outstanding, release and transfer, without recourse, all of the Collateral that secured the Notes (other than any cash held for the payment of the Notes pursuant to Section 4.2). Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.7(c) only upon receipt of an Issuer Order accompanied by an Officer’s Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA §314(c) and 314(d)(1) meeting the applicable requirements of Section 12.1.

(d)     Notwithstanding anything to the contrary in this Indenture, the Transfer and Servicing Agreement and the Trust Agreement, immediately prior to the release of any portion of the Collateral or any funds on deposit in the Series Accounts pursuant to this Indenture, Indenture Trustee shall at the written request of Issuer remit to Transferor for its own account any funds that, upon such release, would otherwise be remitted to Issuer.

Section 8.8     Opinion of Counsel. Indenture Trustee shall receive at least seven (7) days notice when requested by Issuer to take any action pursuant to Section 8.7(a), accompanied by copies of any instruments involved, and Indenture Trustee shall also be provided with, as a condition to such action, an Opinion of Counsel stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Collateral. Indenture Trustee and counsel rendering any such opinion may conclusively rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to Indenture Trustee in connection with any such action.

ARTICLE IX

DISTRIBUTIONS AND REPORTS TO NOTEHOLDERS

Distributions shall be made to, and reports shall be provided to, Noteholders as set forth in the applicable Indenture Supplement. The identity of the Noteholders with respect to distributions and reports shall be determined according to the immediately preceding Record Date.

ARTICLE X

SUPPLEMENTAL INDENTURES

Section 10.1     Supplemental Indentures Without Consent of Noteholders.

(a)     Without the consent of the Holders of any Notes but with prior notice to each Rating Agency with respect to the Notes of all Series rated by such Rating Agency, Issuer and Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which, to the extent required by the TIA, shall conform to the provisions of the TIA as in force at the date of the execution thereof), in form satisfactory to Indenture Trustee, for any of the following purposes:

(i)     to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

(ii)     to evidence the succession, in compliance with Section 3.11, of another person to Issuer, and the assumption by any such successor of the covenants of Issuer contained herein and in the Notes;

(iii)     to add to the covenants of Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon Issuer;

(iv)     to convey, transfer, assign, mortgage or pledge any property to or with Indenture Trustee;

(v)     to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided that such action shall not materially adversely affect the interests of the Holders of the Notes;

(vi)     to evidence and provide for the acceptance of the appointment hereunder by a successor indenture trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one indenture trustee, pursuant to the requirements of Article VI;

(vii)     to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA; or

(viii)     to provide for the issuance of one or more new Series of Notes, in accordance with the provisions of Section 2.11.

Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

(b)     Issuer and Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any Noteholders of any Series then Outstanding but upon satisfaction of the Rating Agency Condition with respect to the Notes of all Series, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided,  however that Transferor shall have delivered to the Owner Trustee and Indenture Trustee (i) an Officer’s Certificate, dated the date of any such action, stating that all requirements for such amendments contained in the Agreement have been met and Transferor reasonably believes that such action will not have an Adverse Effect and (ii) a Tax Opinion. The amendments which Transferor may make without the consent of Noteholders pursuant to the preceding sentence may include the addition of Receivables.

Section 10.2     Supplemental Indentures with Consent of Noteholders. Issuer and Indenture Trustee, when authorized by an Issuer Order, also may, upon satisfaction of the Rating Agency Condition and with the consent of the Holders of Notes representing more than 50% of the principal balance of the Outstanding Notes of each adversely affected Series, by Act of such Holders delivered to Issuer and Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of such Noteholders under this Indenture; provided,  however that no such supplemental indenture shall, without the consent of the Holder of each outstanding Note affected thereby:

(a)     reduce the interest rate or principal amount of any Note or delay the final maturity date of any Note;

(b)     reduce the percentage of the Outstanding Notes of any Series the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences as provided for in this Indenture;

(c)     reduce the percentage of the Outstanding Notes of any Series, the consent of the Holders of which is required to direct Indenture Trustee to sell or liquidate the Collateral if the proceeds of such sale would be insufficient to pay the principal amount and accrued but unpaid interest on the outstanding Notes of such Series;

(d)     decrease the percentage of the Outstanding Notes required to amend the sections of this Indenture which specify the applicable percentage of the Outstanding Notes of any Series necessary to amend the Indenture or any Transaction Documents which require such consent; or

(e)     modify or alter the provisions of this Indenture prohibiting the voting of Notes held by Issuer, any other Obligor on the Notes, a Transferor or any affiliate thereof.

Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture, and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. Indenture Trustee shall not be liable for any such determination made in good faith.

Satisfaction of the Rating Agency Condition shall not be required with respect to the execution of any supplemental indenture pursuant to this Section 10.2 for which the consent of all of the adversely affected Noteholders is obtained; provided that prior notice of any such supplemental indenture shall be given to each Rating Agency.

It shall not be necessary for any Act of Noteholders under this Section 10.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Promptly after the execution by Issuer and Indenture Trustee of any supplemental indenture pursuant to this Section 10.2, Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates written notice setting forth in general terms the substance of such supplemental indenture. Any failure of Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

Section 10.3     Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article X or the modification thereby of the trusts created by this Indenture, Indenture Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and stating that all requisite consents have been obtained or that no consents are required and stating that such supplemental indenture or modification constitutes the legal, valid and binding obligation of Issuer in accordance with its terms. Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects Indenture Trustee’s own rights, duties, liabilities or immunities under this Indenture or otherwise.

Section 10.4     Effect of Supplemental Indenture. Upon the execution of any supplemental indenture under this Article X, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes, and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.  This Section 10.4 does not apply to Indenture Supplements.

Section 10.5     Conformity With Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article X shall conform to the requirements of the TIA as then in effect so long as this Indenture shall then be qualified under the TIA.

Section 10.6     Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article X may, and if required by Indenture Trustee shall, bear a notation in form approved by Indenture Trustee as to any matter provided for in such supplemental indenture. If Issuer shall so determine, new Notes so modified as to conform, in the opinion of Indenture Trustee and Issuer, to any such supplemental indenture may be prepared and executed by Issuer and authenticated and delivered by Indenture Trustee in exchange for the outstanding Notes.

ARTICLE XI

TERMINATION

Section 11.1     Termination of Issuer. Issuer and the respective obligations and responsibilities of Indenture Trustee created hereby (other than the obligation of Indenture Trustee to make payments to Noteholders as set forth herein and Section 12.16) shall terminate, except with respect to the duties described in Section 11.2(b), as provided in the Trust Agreement.

Section 11.2     Final Distribution.

(a)     Servicer shall give Indenture Trustee and the Rating Agencies at least thirty (30) days prior written notice of the Distribution Date on which the Noteholders of any Series or Class may surrender their Notes for payment of the final distribution on and cancellation of such Notes (or, in the event of a final distribution resulting from the application of Section 2.6 or 7.1 of the Transfer and Servicing Agreement or Section 5.5, notice of such Distribution Date promptly after Servicer has determined that a final distribution will occur, if such determination is made less than thirty (30) days prior to such Distribution Date). Such notice shall be accompanied by an Officer’s Certificate setting forth the information specified in Section 3.5 of the Transfer and Servicing Agreement covering the period during the then-current calendar year through the date of such notice. Not later than the fifth day of the month in which the final distribution in respect of such Series or Class is payable to Noteholders, Indenture Trustee shall provide notice to Noteholders of such Series or Class specifying (i) the date upon which final payment of such Series or Class will be made upon presentation and surrender of Notes of such Series or Class at the office or offices therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such payment date is not applicable, payments being made only upon presentation and surrender of such Notes at the office or offices therein specified (which in the case of Bearer Notes shall be outside the United States). Indenture Trustee shall give such notice to Transfer Agent and Registrar and Paying Agent at the time such notice is given to Noteholders.

(b)     Notwithstanding a final distribution to the Noteholders of any Series or Class (or the termination of Issuer), except as otherwise provided in this paragraph, all funds then on deposit in the Collection Account and any Series Account allocated to such Noteholders shall continue to be held in trust for the benefit of such Noteholders, and Paying Agent or Indenture Trustee shall pay such funds to such Noteholders upon surrender of their Notes, if certificated (and any excess shall be paid in accordance with the terms of any Enhancement Agreement and the applicable Indenture Supplement). If all such Noteholders shall not surrender their Notes for cancellation within six (6) months after the date specified in the notice from Indenture Trustee described in paragraph (a), Indenture Trustee shall give a second notice to the remaining such Noteholders to surrender their Notes for cancellation and receive the final distribution with respect thereto (which surrender and payment, in the case of Bearer Notes, shall be outside the United States). If within one year after the second notice all such Notes shall not have been surrendered for cancellation, Indenture Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining such Noteholders concerning surrender of their Notes, and the cost thereof shall be paid out of the funds in the Collection Account or any Series Account held for the benefit of such Noteholders. Indenture Trustee and, upon the written request of Servicer,  Paying Agent shall pay to Issuer any monies held by them for the payment of principal or interest that remains unclaimed for two (2) years. After payment to Issuer, Noteholders entitled to the money must look to Issuer for payment as general creditors unless an applicable abandoned property law designates another Person.

Section 11.3     Issuer’s Termination Rights. Upon the termination of Issuer pursuant to the terms of the Trust Agreement and upon the written direction of Issuer, Indenture Trustee shall assign and convey to the Holders of the Transferor Interest or any of their designees, without recourse, representation or warranty, all right, title and interest of Issuer in the Receivables, whether then existing or thereafter created, all Recoveries related thereto all monies due or to become due and all amounts received or receivable with respect thereto (including all moneys then held in the Collection Account or any Series Account) and all proceeds thereof, except for amounts held by Indenture Trustee pursuant to Section 11.2(b). Indenture Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested in writing by the Holders of the Transferor Interest to vest in the Holders of the Transferor Interest or any of their designees all right, title and interest which Indenture Trustee had in the Collateral and such other property.

ARTICLE XII

MISCELLANEOUS

Section 12.1     Compliance Certificates and Opinions etc.

(a)     Upon any application or request by Issuer to Indenture Trustee to take any action under any provision of this Indenture, Indenture Trustee shall be entitled to request that Issuer furnish to Indenture Trustee (i) an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section 12.1, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

Every certificate with respect to compliance with a condition or covenant provided for in this Indenture shall include:

(i)     a statement that each signatory of such certificate has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

(ii)     a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(iii)     a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

(b)     (i)     Prior to the deposit of any Collateral or other property or securities with Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, Issuer shall, in addition to any obligation imposed in subsection 12.1(a) or elsewhere in this Indenture, if required by the TIA, furnish to Indenture Trustee an Officer’s Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within ninety (90) days of such deposit) to Issuer of the Collateral or other property or securities to be so deposited.

(ii)     Whenever Issuer is required to furnish to Indenture Trustee an Officer’s Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, Issuer shall also deliver to Indenture Trustee (if required by the TIA) an Independent Certificate as to the same matters, if the fair value of Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then current fiscal year of Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the Outstanding Amount of the Notes, but such a certificate need not be furnished with respect to any securities so deposited if the fair value thereof to Issuer as set forth in the related Officer’s Certificate is less than $25,000 or less than one percent of the Outstanding Amount of the Notes.

(iii)     Other than with respect to the release of any Defaulted Receivables and Receivables in Removed Accounts, whenever any property or investment property is to be released from the lien of this Indenture, Issuer shall also furnish to Indenture Trustee, if required by the TIA, an Officer’s Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within ninety (90) days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

(iv)     Whenever Issuer is required to furnish to Indenture Trustee an Officer’s Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, Issuer shall also furnish to Indenture Trustee (if required by the TIA) an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than Defaulted Receivables and Ineligible Receivables, or securities released from the lien of this Indenture since the commencement of the then current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Outstanding Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer’s Certificate is less than $25,000 or less than one percent of the then Outstanding Amount of the Notes.

(v)     Notwithstanding any other provision of this Section 12.1, Issuer may (A) collect, liquidate, sell or otherwise dispose of Receivables as and to the extent permitted or required by the Transaction Documents and (B) make cash payments out of the Series Accounts as and to the extent permitted or required by the Transaction Documents.

Section 12.2     Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of a Responsible Officer of Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer’s certificate or opinion is based are erroneous. Any such certificate of a Responsible Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of Servicer, a Transferor, Issuer or Administrator, stating that the information with respect to such factual matters is in the possession of Servicer, a Transferor, Issuer or Administrator, unless such Responsible Officer or Counsel has actual knowledge that the certificate or opinion or representations with respect to such matters are erroneous.

Where any Person is required to make, give or execute two (2) or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Whenever in this Indenture, in connection with any application or certificate or report to Indenture Trustee, it is provided that Issuer shall deliver any document as a condition of the granting of such application, or as evidence of Issuer’s compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect Indenture Trustee’s right to conclusively rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

Section 12.3     Acts of Noteholders.

(a)     Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by their agents duly appointed in writing and satisfying any requisite percentages as to minimum number or dollar value of outstanding principal amount represented by such Noteholders; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to Indenture Trustee, and, where it is hereby expressly required, to Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of Indenture Trustee and Issuer, if made in the manner provided in this Section 12.3.

(b)     The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which Indenture Trustee deems sufficient.

(c)     The ownership of Notes shall be proved by the Note Register.

(d)     Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder (and any transferee thereof) of every Note issued upon the registration thereof in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by Indenture Trustee or Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

Section 12.4     Notices, Etc. to Indenture Trustee and Issuer. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by the Agreement to be made upon, given or furnished to, or filed with:

(a)     Indenture Trustee by any Noteholder or by Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to a Responsible Officer, by facsimile transmission or by other means acceptable to Indenture Trustee to or with Indenture Trustee at its Corporate Trust Office; or

(b)     Issuer by Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to Issuer addressed to it and received by its Owner Trustee at the Corporate Trust Office, or at any other address previously furnished in writing to Indenture Trustee by Issuer. A copy of each notice to Issuer shall be sent in writing and mailed, first-class postage prepaid, to Administrator at World Financial Capital Bank, 2855 East Cottonwood Parkway, Suite 600, Salt Lake City, Utah 84121, Attention: President.

Section 12.5     Notices to Noteholders; Waiver. Where the Indenture or any Indenture Supplement provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed by registered or certified mail or first class postage prepaid or national overnight courier service to each Noteholder affected by such event, at its address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice which is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

Where this Indenture or any Indenture Supplement provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

In the event that, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture or any Indenture Supplement, then any manner of giving such notice as shall be satisfactory to Indenture Trustee shall be deemed to be a sufficient giving of such notice.

Where this Indenture or any Indenture Supplement provides for notice to any Rating Agency, failure to give such notice shall not affect any other rights or obligations created hereunder and shall not under any circumstance constitute a Default or Event of Default.

Section 12.6     Alternate Payment and Notice Provisions. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, Issuer, with the prior written consent of Indenture Trustee, may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by Indenture Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. Issuer will furnish to Indenture Trustee a copy of each such agreement and Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

Section 12.7     Conflict with Trust Indenture Act. If this Indenture is required to be qualified under the TIA and any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control.  If this Indenture is required to be qualified under the TIA, the provisions of TIA §§310 through 317 that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) shall be deemed a part of and govern this Indenture, whether or not physically contained herein.

Section 12.8     Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 12.9     Successors and Assigns. All covenants and agreements in this Indenture by Issuer shall bind its successors and assigns, whether so expressed or not.

Section 12.10     Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 12.11     Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, Servicer and Transferor, any benefit.

Section 12.12     Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

Section 12.13     GOVERNING LAW. THIS INDENTURE AND EACH NOTE SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 12.14     Counterparts. This Indenture may be executed in any number of counterparts (and by different parties on separate counterparts), each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 12.15     Issuer Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of Issuer on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in Issuer, the Owner Trustee or Indenture Trustee or of any successor or assign of Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. The Notes will represent obligations solely of the Issuer and will not be insured or guaranteed by the Servicer, the Seller or any of its Affiliates, the Administrator, the Owner Trustee, the Indenture Trustee or any other Person or Governmental Authority (other than an Enhancement Provider, if any, as specified in the applicable Indenture Supplement).  For all purposes of this Indenture, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles V,  VI and VII of the Trust Agreement.

Section 12.16     No Petition. Indenture Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against Issuer, Transferor, or solicit or join or cooperate with or encourage any institution against Issuer, Transferor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Transaction Documents.  The foregoing shall not limit the rights of Indenture Trustee to file any claim in or otherwise take any action with respect to any insolvency proceeding that was instituted against Issuer by any Person other than Indenture Trustee.

Section 12.17     Subordination.  Issuer and each Noteholder by accepting a Note acknowledge and agree that such Note represents indebtedness of Issuer and does not represent an interest in any assets (other than the Collateral) of Transferor (including by virtue of any deficiency claim in respect of obligations not paid or otherwise satisfied from the Trust Estate and proceeds thereof).  In furtherance of and not in derogation of the foregoing, to the extent Transferor enters into other securitization transactions, Issuer as well as each Noteholder by accepting a Note acknowledge and agree that it shall have no right, title or interest in or to any assets (or interest therein) (other than Collateral) conveyed or purported to be conveyed by Transferor to another securitization trust or other Person or Persons in connection therewith (whether by way of a sale, capital contribution or by virtue of the granting of a lien) (“Other Assets”).  To the extent that, notwithstanding the agreements and provisions contained in the preceding sentences of this Section, Issuer or any Noteholder either (i) asserts an interest or claim to, or benefit from, Other Assets, whether asserted against or through Transferor or any other Person owned by Transferor, or (ii) is deemed to have any such interest, claim or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Federal Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), and whether deemed asserted against or through Transferor or any other Person owned by Transferor, then Issuer and each Noteholder by accepting a Note further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and shall be expressly subordinated to the indefeasible payment in full of all obligations and liabilities of Transferor which, under the terms of the relevant documents relating to the securitization of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distribution or application under applicable law, including insolvency laws, and whether asserted against Transferor or any other Person owned by Transferor), including, the payment of post-petition interest on such other obligations and liabilities.  This subordination agreement shall be a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code.  Each Noteholder further acknowledges and agrees that no adequate remedy at law exists for a breach of this Section 12.17, and the terms of this Section 12.17 may be enforced by an action for specific performance.

IN WITNESS WHEREOF, Issuer and Indenture Trustee have caused this Indenture to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

WORLD FINANCIAL CAPITAL
MASTER NOTE TRUST, as Issuer

By: BNY Mellon Trust of Delaware,
not in its individual capacity,
but solely as Owner Trustee

By: /s/ Kristine K. Gullo
Name: Kristine K. Gullo
Title: Vice President

U.S. BANK NATIONAL
ASSOCIATION, as Indenture Trustee

By: /s/ Michelle Moeller
Name: Michelle Moeller
Title: Assistant Vice President

Acknowledged and Accepted:

WORLD FINANCIAL CAPITAL CREDIT COMPANY, LLC,

as Transferor

By:  /s/ Peter Justin Crowley
Name: Peter Justin Crowley
Title:  Vice President

WORLD FINANCIAL CAPITAL BANK,

as Servicer

By:  /s/ Marvin Corne
Name:  Marvin Corne
Title:  Chief Executive Officer

BNY MELLON TRUST OF DELAWARE,
not in its individual capacity, but solely as Owner Trustee,

By:  /s/ Kristine K. Gullo
Name:  Kristine K. Gullo
Title:  Vice President

Master Indenture Signature Page

ANNEX A TO MASTER INDENTURE

DEFINITIONS

“Account” means each open end credit account designated as an “Account” pursuant to the Transfer and Servicing Agreement.  The term “Account” excludes any Account all the Receivables in which are either reassigned or assigned to Transferor or its designee or Servicer in accordance with the Transfer and Servicing Agreement, and any inactive Accounts which in accordance with the Account Guidelines have been removed from the computer records of the Account Originator.  The term “Account” includes each account into which an Account is transferred (a “Transferred Account”) so long as (a) such transfer is made in accordance with the Account Guidelines and (b) such Transferred Account can be traced or identified, by reference to or by way of the Account Schedule delivered to the Owner Trustee pursuant to Section 2.1 or 2.6(d) of the Transfer and Servicing Agreement, as an account into which an Account has been transferred.  The term “Account” includes an Automatic Additional Account or a Supplemental Account only from and after its Addition Date and includes any Removed Account only prior to its Removal Date.

“Account Agreement” means, as to any Account, the agreements between the Account Originator that owns the Account (including WFCB as assignee of an Other Originator) and the related Obligor that govern the Account, as amended or otherwise modified from time to time.

“Account Guidelines” means the written policies and procedures of the Account Originator relating to the operation of its open end credit business, including written policies and procedures for determining the creditworthiness of credit customers, the extension of credit to credit customers and the maintenance of credit accounts and collection of related receivables, as amended or otherwise modified from time to time; provided, however, that if a Successor Servicer assumes the duties of the Servicer, the collection policies of such Successor Servicer shall be the Account Guidelines.

“Account Interchange Amount” has the meaning set forth in Section 5.1(l) of the Receivables Purchase Agreement.

“Account Originator” means (i) WFCB and its successors and assigns or (ii) any other originator of Accounts which is designated from time to time pursuant to Section 2.10 of the Transfer and Servicing Agreement and, directly or indirectly, enters into a receivables purchase agreement with Transferor.

“Account Processing Agreement” means one or more agreements between the Account Originator (including WFCB as assignee of an Other Originator) and a Merchant pursuant to which the Account Originator agrees to extend open end credit accounts to customers of the Merchant and the Merchant agrees to allow purchases to be made at its retail establishments, or in its catalogue sales business, Internet site or other channel through which Merchant offers goods and services, under such accounts.

“Account Numbers” means the actual account numbers for the Accounts or account code numbers that can be translated to actual account numbers for the Accounts with a master key that is delivered by the Servicer to, and held by, the Indenture Trustee.

“Account Schedule” means a computer file, compact disc or other written list or electronic file constituting a true and complete list of Accounts, identified by Account Number and setting forth the Receivable balance as of (a) the Closing Date (for the Account Schedule delivered on the Closing Date), (b) the end of the related Monthly Period (for any Account Schedule relating to Automatic Additional Accounts) or (c) the related Addition Cut Off Date (for any Account Schedule delivered in connection with any designation of Supplemental Accounts).

“Acquired Portfolio Receivable” means any receivable acquired by the Account Originator from an Other Originator in connection with the Account Originator’s acquisition of a portfolio of revolving credit card accounts from such Other Originator (prior to the transfer of such receivable to the Transferor pursuant to the Receivables Purchase Agreement).

“Acquiring Person” is defined in Section 3.10(b) of the Indenture.

“Act” is defined in Section 12.3(a) of the Indenture.

“Addition” means the designation of additional Eligible Accounts to be included as Accounts pursuant to Section 2.6(a),  (b) or (c) of the Transfer and Servicing Agreement or of Participation Interests to be included as Trust Assets pursuant to Section 2.6(b) or (c) of the Transfer and Servicing Agreement, as applicable.

“Addition Cut Off Date” means the date as of which any Supplemental Accounts or Participation Interests are designated for inclusion in the Trust, as specified in the related Assignment.

“Addition Date” means (a) as to Supplemental Accounts, the date on which the Receivables in such Supplemental Accounts are conveyed to the Trust pursuant to Section 2.6(b) or (c) of the Transfer and Servicing Agreement, as applicable, (b) as to Automatic Additional Accounts, the date on which such accounts are created or otherwise become Automatic Additional Accounts and (c) as to Participation Interests, the date from and after which such Participation Interests are to be included as Trust Assets pursuant to Section 2.6(b) or (c) of the Transfer and Servicing Agreement.

“Additional Account” means an Automatic Additional Account or a Supplemental Account.

“Additional Limitation Event” means the occurrence of either of the following events on any Determination Date:

(1)  the average of the default ratio for that Determination Date and the preceding two Determination Dates is greater than 1.25%, where the “default ratio” for any Determination Date equals the percentage equivalent of a fraction (A) the numerator of which is the aggregate of the Principal Receivables that became Defaulted Receivables during the related Monthly Period and (B) the denominator of which is the total Receivables as of the end of the sixth preceding Monthly Period; or

(2)  the average of the payment rate for that Determination Date and the preceding two Determination Dates is less than 10%, where the “payment rate” for any Determination Date equals the percentage equivalent of a fraction (A) the numerator of which is the aggregate Collections received during the related Monthly Period and (B) the denominator of which is equal to the total Receivables held by the Trust at the close of business for the Monthly Period immediately prior to such related Monthly Period.

“Administration Agreement” means the Administration Agreement, September 29, 2008 between the Issuer and the Administrator, as the same may be amended, supplemented or otherwise modified from time to time.

“Administrator” means WFCB, its capacity as administrator, under the Administration Agreement, and any successor in that capacity.

“Adverse Effect” means, with respect to any action, that such action will (a) result in the occurrence of an Early Amortization Event or an Event of Default or (b) materially and adversely affect the amount of distributions to be made to the Noteholders of any Series or Class pursuant to the Transaction Documents.

“Affiliate” means, as to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For this purpose, “control” means the power to direct the management and policies of a Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and “controlling” and “controlled” have correlative meanings.

“Aggregate Principal Balance” means, as of any time of determination, the sum of (a) the Aggregate Principal Receivables and (b) the amount on deposit in the Excess Funding Account (exclusive of any investment earnings on such amount).

“Aggregate Principal Receivables” means, as of any date of determination, the aggregate amount of Principal Receivables as of such date.

“Allocation Percentage” is defined, for any Series, with respect to Principal Receivables, Finance Charge Receivables and Receivables in Defaulted Accounts, in the related Indenture Supplement.

“Amortization Period” means, as to any Series or any Class within a Series, any period specified in the related Indenture Supplement during which a share of principal collections is set aside to repay the outstanding principal amount of that Series (excluding repayments of a Variable Interest during its revolving period).

“Applicants” is defined in Section 2.9 of the Indenture.

“Approved Portfolio” means any Identified Portfolio and any additional portfolio that is designated as an Approved Portfolio pursuant to Section 2.6(e) of the Transfer and Servicing Agreement.  Once a portfolio is designated as an Approved Portfolio, it shall remain an Approved Portfolio notwithstanding a change in the name of the Merchant or rebranding of the retail establishment at which, or a catalogue sales business through which, goods or services may be purchased under an Account.

“Assignment” is defined in Section 2.6(d)(ii) of the Transfer and Servicing Agreement.

“Authorized Newspaper” means any newspaper or newspapers of general circulation in the Borough of Manhattan, The City of New York printed in the English language and customarily published on each business day at such place, whether or not published on Saturdays, Sundays or holidays.

“Authorized Officer” means:

(a)  with respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers, containing the specimen signature of each such Person, delivered by the Owner Trustee to the Indenture Trustee on the Initial Closing Date (as such list may be modified or supplemented from time to time thereafter) and any Vice President or more senior officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement and who is identified on the list of Authorized Officers (containing the specimen signatures of such officers) delivered by the Administrator to the Indenture Trustee on the Initial Closing Date (as such list may be modified or supplemented from time to time thereafter);

(b)  with respect to the Transferor, any officer of the Transferor who is authorized to act for the Transferor in matters relating to the Transferor and who is identified on the list of Authorized Officers, containing the specimen signature of each such Person, delivered by the Transferor to the Indenture Trustee on the Initial Closing Date (as such list may be modified or supplemented from time to time thereafter); and

(c)  with respect to the Servicer, any officer of the Servicer who is authorized to act for the Servicer in matters relating to the Servicer and who is identified on the list of Authorized Officers, containing the specimen signature of each such Person, delivered by the Servicer to the Indenture Trustee on the Initial Closing Date (as such list may be modified or supplemented from time to time thereafter).

“Automatic Addition Limitation Event” means the occurrence of either of the following events on any Determination Date:

(1)  the average of the default ratio for that Determination Date and the preceding two Determination Dates is greater than 1%, where the “default ratio” for any Determination Date equals the percentage equivalent of a fraction (A) the numerator of which is the amount of Principal Receivables (other than Ineligible Receivables, unless there is an Insolvency Event with respect to WFCB or the Transferor) that became Defaulted Receivables during the related Monthly Period and (B) the denominator of which is the total Receivables held by the Trust as of the end of the sixth preceding Monthly Period; or

(2)  the average of the payment rate for that Determination Date and the preceding two Determination Dates is less than 10%, where the “payment rate” for any Determination Date equals the percentage equivalent of a fraction (A) the numerator of which is the aggregate Collections received during the related Monthly Period and (B) the denominator of which is equal to the total Receivables held by the Trust at the close of business for the Monthly Period immediately prior to such related Monthly Period.

“Automatic Addition Suspension Date” is defined in Section 2.6(a) of the Transfer and Servicing Agreement.

“Automatic Addition Termination Date” is defined in Section 2.6(a) of the Transfer and Servicing Agreement.

“Automatic Additional Account” means each open end credit account in any Approved Portfolio that is established pursuant to an Account Agreement coming into existence after the Addition Cut Off Date relating to the first Addition Date on which Receivables from Accounts in the applicable portfolio are transferred to the Issuer and prior to the Automatic Addition Termination Date or an Automatic Addition Suspension Date, or subsequent to a Restart Date.  In addition, Accounts in an Approved Portfolio that were in existence, but were not Eligible Accounts, the Addition Cut Off Date relating to the first Addition Date on which Receivables from Accounts in the applicable portfolio are transferred to the Trust become Eligible Accounts prior to the Automatic Addition Termination Date or an Automatic Addition Suspension Date, or subsequent to a Restart Date, shall also be “Automatic Additional Accounts” and shall be deemed, for purposes of the definition of “Eligible Account” and Section 2.6(a), to have been created on the first day after the applicable Addition Cut Off Date on which they are Eligible Accounts.

“Bankruptcy Code” means the provisions of Title 11 of the United States Code, 11 U.S.C. §§ 101 et seq.

“Base Rate” is defined, with respect to any Series, in the related Indenture Supplement.

“Bearer Note” is defined in Section 2.1 of the Indenture.

“Beneficiary” means any of the Holders of a Note and any Enhancement Provider.

“Book-Entry Notes” means beneficial interests in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency or Foreign Clearing Agency as described in Section 2.13 of the Indenture.

“Business Day” means any day other than (a) a Saturday or Sunday, (b) any other day on which national banking associations or state banking institutions in New York, New York, Columbus, Ohio, Salt Lake City, Utah, St. Paul, Minnesota or Wilmington, Delaware are authorized or obligated by law, executive order or governmental decree to be closed or (c) for purposes of any particular Series, any other day specified in the related Indenture Supplement.

“Certificate of Trust” shall mean the Certificate of Trust in the form attached to the Trust Agreement as Exhibit A, which has been filed for the Issuer pursuant to Section 3810(a) of the Statutory Trust Act.

“Class” means, with respect to any Series, any one of the classes of Notes of that Series.

“Clearing Agency” means an organization registered as a “clearing agency” pursuant to Section 17A of the Securities Exchange Act of 1934.

“Clearing Agency Participant” means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

“Clearstream” means Clearstream Banking, société anonyme, a professional depository incorporated under the laws of Luxembourg, and its successors.

“Closing Date” means, with respect to any Series, the closing date specified in the related Indenture Supplement.

“Co-Branded Program” means any arrangement in which RPA Seller agrees to extend general purpose credit card accounts to customers of a Merchant.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral” is defined in the Granting Clause of the Indenture.

“Collateral Amount” is defined, with respect to any Series, in the related Indenture Supplement.

 “Collection Account” is defined in Section 8.3(a) of the Indenture.

“Collections” means all payments (including Recoveries of Principal Receivables or Finance Charge Receivables and Insurance Proceeds, whether or not treated as Recoveries) received by Servicer with respect to the Receivables, including In-Store Payments, in the form of cash, checks (to the extent collected), wire transfers or other form of payment.  If so specified in any Indenture Supplement, Collections shall also include any payments received by Servicer with respect to Participation Interests.  Collections of Finance Charge Receivables for any Monthly Period include (i) Recoveries for such Monthly Period, (ii) the amount of Interchange (if any) allocable to the Accounts in accordance with Section 5.1(l) of the Receivables Purchase Agreement and (iii) the amount realized by RPA Seller on account of merchant fees and discounts relating to credit sales with respect to the Accounts.

“Commission” means the Securities and Exchange Commission.

“Conveyance Papers” is defined in Section 4.1(a)(iii) of the Receivables Purchase Agreement.

“Corporate Trust Office” means

(a)  for the Indenture Trustee, the principal office at which at any particular time its corporate trust business shall be administered, which office at date of the execution of the Indenture is located at 60 Livingston Avenue, EP-MN-WS3D, St. Paul, MN 55107, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Transferor, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and the Transferor);

(b)  for the Owner Trustee, the principal office at which at any particular time its corporate trust business shall be administered, which office at date of the execution of the Indenture is located at 100 White Clay Center, Route 273, P.O. Box 6995 Newark, DE 19714.

“Coupon” is defined in Section 2.1 of the Indenture.

“Credit Adjustment” is defined in the Section 3.2 of the Receivables Purchase Agreement.

“Daily Report” is defined in Section 3.4(a) of the Transfer and Servicing Agreement.

“Date of Processing” means, as to any transaction, the Business Day on which the transaction is first recorded on Servicer’s computer file of consumer revolving accounts (without regard to the effective date of such recordation).

“DBRS” means DBRS, Inc.

“Debtor” means the party designated in the Specified Agreement as the “Debtor” for purposes of the Perfection Representations and Warranties.

“Debtor Relief Laws” means Title 11 of the United States Code and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, readjustment of debt, marshalling of assets or similar debtor relief laws of the United States, any state or any foreign country from time to time in effect, affecting the rights of creditors generally.

“Default” means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

“Defaulted Receivable” means, as to any date of determination, all Principal Receivables in any Account which are charged off (i) as uncollectible or (ii) as having been created through a fraudulent or counterfeit charge, in each case, on that date in accordance with the Account Guidelines and Servicer’s customary and usual servicing procedures for servicing open end credit card account receivables comparable to the Receivables.  A Principal Receivable in any Account shall become a Defaulted Receivable on the day on which such Principal Receivable is recorded as charged off in accordance with the Account Guidelines.

“Definitive Notes” means Notes in definitive, fully registered form.

“Demand Note” is defined in Section 2.9 of the Transfer and Servicing Agreement.

“Determination Date” means, unless otherwise specified in any Indenture Supplement with respect to the related Series, the second Business Day preceding each Distribution Date.

“Discount Option Receivables” means, on any Date of Processing on and after the date on which Transferor’s exercise of its discount option pursuant to Section 2.8 of the Transfer and Servicing Agreement takes effect, the sum of (a) the aggregate Discount Option Receivables at the end of the prior Date of Processing (which amount, prior to the date on which Transferor’s exercise of its discount option takes effect and with respect to Receivables generated prior to such date, shall be zero), plus (b) any New Discount Option Receivables created on such Date of Processing, minus (c) any Discount Option Receivables Collections received on such Date of Processing.

“Discount Option Receivables Collections” means on any Date of Processing on and after the date on which Transferor’s exercise of its discount option pursuant to Section 2.8 of the Transfer and Servicing Agreement takes effect, the product of (a) a fraction the numerator of which is the amount of the Discount Option Receivables and the denominator of which is the sum of the Principal Receivables plus the amount of Discount Option Receivables in each case (for both numerator and denominator) at the end of the prior Monthly Period and (b) Collections of Principal Receivables, prior to any reduction for Finance Charge Receivables which are Discount Option Receivables, received on such Date of Processing.

“Discount Percentage” is defined in Section 2.8 of the Transfer and Servicing Agreement.

“Distribution Date” means, with respect to any Series, the date specified in the related Indenture Supplement.

“Document Delivery Date” means the Addition Date in the case of Supplemental Accounts and the Removal Date in the case of Removed Accounts.

“Dollars,” “$” or “U.S. $” means United States dollars.

“DTC” means The Depository Trust Company.

“Early Amortization Event” means, as to any Series, each event, if any, specified in the relevant Indenture Supplement as an Early Amortization Event for that Series or a Trust Early Amortization Event.

“Effective Date” means September 29, 2008.

“Eligible Account” means each Account which, as of the date of creation thereof (in the case of an Automatic Additional Account) or the related Addition Cut Off Date (in the case of a Supplemental Account) or the Initial Cut Off Date (in the case of each Initial Account), respectively:

(a)  is in existence and is serviced by the Account Originator or any Affiliate of the Account Originator;

(b)  is payable in United States dollars;

(c)  except as provided below, has not been identified as an account (i) the credit cards for which have been reported to the Account Originator or the related Other Originator (if any) as lost or stolen or (ii) the Obligor of which is the subject of a bankruptcy proceeding;

(d)  none of the Receivables in which have been, sold, pledged, assigned or otherwise conveyed to any Person (except by an Other Originator to a Account Originator, by a Account Originator to the Transferor or otherwise pursuant to the Transfer and Servicing Agreement), unless any such pledge or assignment is released on or before the Addition Date;

(e)  except as provided below, none of the Receivables in which are Defaulted Receivables or have been identified by the Account Originator or the related Other Originator (if any), or by the relevant Obligor to the Account Originator or the related Other Originator (if any), as having been incurred as a result of fraud; and

(f)  has an Obligor who has provided as his or her most recent billing address, an address located in the United States or a United States military address, provided that an account shall not fail to be an “Eligible Account” solely due to the Obligor having provided a billing address not satisfying the foregoing if as of the end of the most recently ended Monthly Period (in the case of an Automatic Additional Account) or the related Addition Cut Off Date (in the case of a Supplemental Account) the aggregate Principal Receivables in Accounts the most recent billing address for which does not satisfy the foregoing made up less than 2% (or any higher percentage as to which the Rating Agency Condition has been satisfied) of the aggregate Principal Receivables.

Notwithstanding the foregoing, Eligible Accounts may include accounts, the receivables in which have been written off, or as to which the Account Originator or related Other Originator (if any) believes the related Obligor is bankrupt and certain receivables that have been identified by the Obligor as having been incurred as a result of fraudulent use of credit cards or any credit cards have been reported to the Account Originator or the related Other Originator (if any) as lost or stolen, so long as (1) the balance of all receivables included in such accounts is reflected on the books and records of the Account Originator (and is treated for purposes of the Transaction Documents) as “zero” and (2) charging privileges with respect to all such accounts have been canceled and are not reinstated.

“Eligible Deposit Account” means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States or any one of the states thereof, including the District of Columbia (or any domestic branch of a foreign bank), and acting as a trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from each of Moody’s, S&P, DBRS, if rated by DBRS and, if rated by Fitch, Fitch in one of its generic credit rating categories that signifies investment grade.

“Eligible Institution” means (a) a depository institution (which may be the Owner Trustee or the Indenture Trustee or an affiliate thereof) organized under the laws of the United States or any one of the states thereof (i) that has either (A) a long-term unsecured debt rating of “A2” or better by Moody’s or (B) a certificate of deposit rating of “P-1” by Moody’s, (ii) that has either (A) a long-term unsecured debt rating of “AAA” by S&P or (B) a certificate of deposit rating of at least “A-1+” by S&P, (iii) that, if rated by Fitch, has either (A) a long-term unsecured debt rating of “AAA” by Fitch or (B) a certificate of deposit rating of at least “F-1+” by Fitch, (iv) that, if rated by DBRS, has a certificate of deposit rating of at least "R-1 (middle)" by DBRS  and (v) the deposits of which are insured by the FDIC or (b) any other institution that is acceptable to each Rating Agency, Servicer and Trustee.

“Eligible Investments” means book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

(a)  direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America;

(b)  demand deposits, time deposits or certificates of deposit (having original maturities of no more than 365 days) of depository institutions or trust companies incorporated under the laws of the United States of America or any state thereof (or domestic branches of foreign banks) and subject to supervision and examination by federal or state banking or depository institution authorities; provided that at the time of the Trust’s investment or contractual commitment to invest therein, the short-term debt rating of such depository institution or trust company shall be in the highest investment category of each of Moody’s and  S&P, which in the case of S&P means A-1+, if rated by Fitch, Fitch, and, if rated by DBRS, a minimum of R-1 (middle);

(c)  commercial paper or other short-term obligations having, at the time of the Trust’s investment or contractual commitment to invest therein, a rating from each of Moody’s and S&P in its highest investment category, which in the case of S&P means A-1+, if rated by Fitch, Fitch in its highest investment category, and, if rated by DBRS, a minimum of R-1 (middle);

(d)  demand deposits, time deposits and certificates of deposit which are fully insured by the FDIC, with a Person the commercial paper of which has a credit rating from each of Moody’s and S&P in its highest investment category, which in the case of S&P means A-1+, if rated by Fitch, Fitch in its highest investment category, and, if rated by DBRS, a minimum of R-1 (middle);

(e)  notes or bankers acceptances (having original maturities of no more than 365 days) issued by any depository institution or trust company referred to in clause (b);

(f)  investments in money market funds (including funds of the Owner Trustee or the Indenture Trustee or their affiliates as well as funds for which the Owner Trustee or the Indenture Trustee and their affiliates may receive compensation) rated in the highest investment category by each of Moody’s and S&P, which in the case of S&P means A-1+, and, if rated by Fitch, Fitch in its highest investment category, or otherwise approved in writing by each Rating Agency;

(g)  time deposits, other than as referred to in clause (d), with a Person the commercial paper of which has a credit rating in its highest investment category, from each of Moody’s and S&P, which in the case of S&P means A-1+, if rated by Fitch, Fitch in its highest investment category, and, if rated by DBRS, a minimum of R-1 (middle); or

(h)  any other investments as to which the Rating Agency Condition is satisfied, provided that making such investments shall not cause the Trust to be required to register as an investment company within the meaning of the Investment Company Act.

Eligible Investments may be purchased by or through the Indenture Trustee and its Affiliates.

“Eligible Receivable” means a Receivable:

(a)  that has arisen under an Eligible Account;

(b)  that was created in compliance, in all material respects, with the Account Guidelines and all Requirements of Law applicable to the Account Originator (or, in the case of an Acquired Portfolio Receivable, the related Other Originator) the failure to comply with which would have a material adverse effect on the Noteholders, and pursuant to a Account Agreement that complies, in all material respects, with all Requirements of Law applicable to the Account Originator (and, in the case of an Acquired Portfolio Receivable, the related Other Originator during the time prior to the transfer of such Acquired Portfolio Receivable to the Account Originator), the failure to comply with which would have a material adverse effect on the Noteholders;

(c)  with respect to which all consents, licenses, approvals or authorizations of, or registrations with, any Governmental Authority required to be obtained or made by the Account Originator (and, in the case of an Acquired Portfolio Receivable, the related Other Originator with respect to such actions prior to the transfer of such Acquired Portfolio Receivable to the Account Originator) in connection with the creation of such Receivable or the execution, delivery and performance by the Account Originator (and, in the case of an Acquired Portfolio Receivable, the related Other Originator with respect to such actions prior to the transfer of such Acquired Portfolio Receivable to the Account Originator) of the related Account Agreement, have been duly obtained or made and are in full force and effect as of the date of creation of such Receivable, but failure to comply with this clause (c) shall not cause a Receivable not to be an Eligible Receivable if, and to the extent that, the failure to so obtain or make any such consent, license, approval, authorization or registration would not have a material adverse effect on the Noteholders;

(d)  as to which, at the time of its transfer to the Trust, the Trust will have good and marketable title free and clear of all Liens (other than any Lien permitted by Section 2.5(b) of the Transfer and Servicing Agreement);

(e)  that is the subject of a valid transfer and assignment (or the grant of a security interest) from Transferor to the Trust of all Transferor’s right, title and interest therein;

(f)  that at and after the time of transfer to the Trust is the legal, valid and binding payment obligation of the Obligor thereof, legally enforceable against such Obligor in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws, and by general principles of equity (whether considered in a suit at law or in equity);

(g)  that constitutes an account or payment intangible;

(h)  as to which, at the time of its transfer to the Trust, Transferor has not taken any action which, or failed to take any action the omission of which, would, at the time of transfer to the Trust, impair the rights therein of the Trust or the Holders;

(i)  that, at the time of its transfer to the Trust, has not been waived or modified except as permitted in accordance with Section 3.3(h) of the Transfer and Servicing Agreement;

(j)  that, at the time of its transfer to the Trust, is not subject to any right of rescission, setoff, counterclaim or any other defense of the Obligor (including the defense of usury), other than defenses arising out of Debtor Relief Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or equity) or as to which Servicer makes an adjustment pursuant to Section 3.8 of the Transfer and Servicing Agreement; and

(k)  as to which, at the time of its transfer to the Trust, the Transferor has satisfied all obligations to be fulfilled at the time it is transferred to the Trust.

“Eligible Servicer” means the Indenture Trustee, a wholly owned subsidiary of the Indenture Trustee or an entity that, at the time of its appointment as Servicer:  (a) is servicing a portfolio of consumer open end credit card accounts or other consumer open end credit accounts; (b) is legally qualified and has the capacity to service the Accounts; (c) is qualified (or licensed) to use the software that is then being used to service the Accounts or obtains the right to use, or has its own, software which is adequate to perform its duties under the Transfer and Servicing Agreement; (d) has, in the reasonable judgment of the Indenture Trustee, the ability to professionally and competently service a portfolio of similar accounts; and (e) has a net worth of at least $50,000,000 as of the end of its most recent fiscal quarter.

“Enhancement” means the rights and benefits provided to the Noteholders of any Series or Class pursuant to any letter of credit, surety bond, cash collateral account, guaranty collateral invested amount, spread account, guaranteed rate agreement, maturity guaranty facility, tax protection agreement, interest rate swap agreement, interest rate cap agreement or other similar arrangement.  The subordination of any Class to another Class, or a cross support feature which requires collections on Receivables allocated to one Series to be paid as principal and/or interest with respect to another Series shall be deemed to be an Enhancement for the Class or Series benefiting from the subordination or cross support feature.

“Enhancement Agreement” means any agreement, instrument or document governing any Enhancement or pursuant to which any Enhancement is issued or outstanding.

“Enhancement Provider” means the Person or Persons providing any Enhancement, other than the Noteholders of any Class which is subordinated to another Class.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“Euroclear Operator” means Euroclear Bank S.A./N.V.

“Event of Default” is defined in Section 5.2 of the Indenture.

“Excess Allocation Series” means a Series that, pursuant to the Indenture Supplement therefor, is entitled to receive certain excess Collections of Finance Charge Receivables, as more specifically set forth in such Indenture Supplement.  If so specified in the Indenture Supplement for a Group of Series, such Series may be Excess Allocation Series only for the Series in such Group.

“Excess Finance Charge Collections” means all amounts that any Indenture Supplement designates as “Excess Finance Charge Collections.”

“Excess Funding Account” is defined in Section 8.3 of the Indenture.

“Exchange Act” means the Securities Exchange Act of 1934.

“Expenses” is defined in Section 7.2 of the Trust Agreement.

“FDIA” means the Federal Deposit Insurance Act, 12 U.S.C. § 1811 et seq., as supplemented, amended or otherwise modified from time to time.

“FDIC” means the Federal Deposit Insurance Corporation.

“Finance Charge Receivables” means, with respect to any Monthly Period, the sum of (a) all amounts billed to the Obligors on any Account in respect of Periodic Finance Charges, (b) Late Fees, return check fees and any other fees that may be charged with respect to any Account, to the extent that Servicer designates such fees to be treated as Finance Charge Receivables in an Officer’s Certificate delivered to the Indenture Trustee and (c) Discount Option Receivables.

“Finance Charge Shortfalls” is defined, as to any Series, in the related Indenture Supplement.

“Fitch” means Fitch, Inc.

“Foreign Clearing Agency” means Clearstream and the Euroclear Operator.

“GAAP” means generally accepted accounting principles in the United States of America in effect from time to time.

“Global Note” is defined in Section 2.15 of the Indenture.

“Governmental Authority” means the United States of America, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

“Grant” means to mortgage, pledge, bargain, warrant, alienate, remise, release, convey, assign, transfer, grant a lien upon and a security interest in, create a right of set-off against, deposit, set over and confirm pursuant to this Indenture.  A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including if available the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

“Group” means, with respect to any Series, the group of Series, if any, in which the related Indenture Supplement specifies such Series is to be included.

“Holder” means a Noteholder or a Person in whose name the Transferor Interest is registered.

“Holding” means Alliance Data Systems Corporation, a Delaware corporation.

“Identified Portfolio” means any Accounts owned from time to time by WFCB and included in the private label credit card programs of Blair Corporation, Carter-Jones Lumber Company, Gardner White Furniture Co. Inc. and Orchard Supply Hardware LLC.

“In-Store Payments” is defined in Section 2.1 of the Transfer and Servicing Agreement.

“Indemnified Parties” is defined in Section 7.2 of the Trust Agreement.

“Indenture” means the Master Indenture, September 29, 2008, between the Issuer and the Indenture Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

“Indenture Supplement” means, with respect to any Series, a supplement to this Indenture, executed and delivered in connection with the original issuance of the Notes of such Series pursuant to Section 2.12 of the Indenture, and an amendment to this Indenture executed pursuant to Sections 10.1 or 10.2 of the Indenture, and, in either case, including all amendments thereof and supplements thereto.

“Indenture Trustee” means U.S. Bank National Association, a national banking association, in its capacity as trustee under this Indenture, its successors in interest and any successor indenture trustee under this Indenture.

“Independent” means, when used with respect to any specified Person, that the Person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Transferor and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Transferor or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Transferor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

“Independent Certificate” means a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 12.1 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order, and such opinion or certificate shall state that the signer has read the definition of “Independent” in this Indenture and that the signer is Independent within the meaning thereof.

“Independent Director” is defined in Section 2.5(o)(vii) of the Transfer and Servicing Agreement.

“Indirect Participant” means other Persons such as securities brokers and dealers, banks and trust companies that clear or maintain a custodial relationship with a participant of DTC, either directly or indirectly.

“Ineligible Receivables” is defined in Section 2.4(d) of the Transfer and Servicing Agreement.

“Initial Accounts” means each revolving credit account identified in the Account Schedule delivered on the Effective Date.

“Initial Closing Date” means September 29, 2008.

“Initial Collateral Amount” with respect to any Series, shall have the meaning specified in the related Indenture Supplement.

“Initial Cut Off Date” means September 30, 2008

“Insolvency Event” means, with respect to any Person, that such person shall consent or fail to object to the appointment of a bankruptcy trustee or conservator, receiver or liquidator in any bankruptcy proceeding or other insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to such Person or relating to all or substantially all of such Person’s property, or the commencement of an action seeking a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a bankruptcy trustee or conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up, insolvency, bankruptcy, reorganization, conservatorship, receivership or liquidation of such entity’s affairs, or notwithstanding an objection by such Person any such action shall have remained undischarged or unstayed for a period of sixty (60) days or upon entry of any order or decree providing for such relief; or such Person shall admit in writing its inability to pay its debts generally as they become due, file, or consent or fail to object (or object without dismissal of any such filing within sixty (60) days of such filing) to the filing of, a petition to take advantage of any applicable bankruptcy, insolvency or reorganization, receivership or conservatorship statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations.

“Insurance Proceeds” means any amounts recovered by Servicer pursuant to any credit insurance policies covering any Obligor with respect to Receivables under such Obligor’s Account.

“Interchange” means interchange fees payable to the Account Originator in its capacity as credit card issuer, through VISA USA, Inc., MasterCard International Incorporated, American Express & Co., Discover Financial Services Inc. and any other payment card network.

“Interest Payment Date” is defined in Section 3.1(c) of the Receivables Purchase Agreement.

“Investment Company Act” means the Investment Company Act of 1940.

“Involuntary Removal” is defined in Section 2.7(a) of the Transfer and Servicing Agreement.

“Issuer” means the World Financial Capital Master Note Trust, which is established by the Trust Agreement.

“Issuer Order” and “Issuer Request” means a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

“Late Fees” means the fees specified in the Account Agreement applicable to each Account for late fees with respect to such Account.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, participation or equity interest, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including any conditional sale or other title retention agreement, excluding any lien or filing pursuant to the Indenture; provided that any assignment or transfer pursuant to Section 3.4 of the Trust Agreement or Section 7.2 of the Transfer and Servicing Agreement shall not constitute a Lien.

“Majority Holders” means the Holders of Notes evidencing more than 50% of the Outstanding Amount.

“Merchant” means each of Blair, Carter-Jones Lumber, Gardner White Furniture and Orchard Supply Hardware and any other merchant reflected in an Assignment or associated with an Approved Portfolio identified after the Closing Date.

“Merchant Adjustment Payment” is defined in Section 3.2 of the Receivables Purchase Agreement.

“Minimum Transferor Amount” means, as of any date of determination, the sum of (a) the product of (i) the Aggregate Principal Receivables and (ii) the Required Retained Transferor Percentage plus (b) any additional amounts specified in the Indenture Supplement for any outstanding Series.

“Monthly Period” means as to each Distribution Date, the immediately preceding calendar month, unless otherwise defined in any Indenture Supplement.

“Moody’s” means Moody’s Investors Service, Inc.

“New Discount Option Receivables” means, as of any date of determination, the product of the Discount Percentage and the amount of Principal Receivables (before subtracting Finance Charge Receivables which are Discount Option Receivables) arising on such date of determination.

“New Issuance” is defined in Section 2.11(a) of the Indenture.

“Note” means one of the Notes issued by the Issuer pursuant to the Indenture and an Indenture Supplement, substantially in the form attached to the related Indenture Supplement.

“Note Interest Rate” means, as of any particular date of determination and with respect to any Series or Class, the interest rate as of such date specified therefor in the related Indenture Supplement.

“Note Owner” means, with respect to a Book-Entry Note, the Person who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an Indirect Participant, in accordance with the rules of such Clearing Agency).

“Note Principal Balance” means, as of any particular date of determination and with respect to any Series or Class, the amount specified in the related Indenture Supplement.

“Note Register” is defined in Section 2.5 of the Indenture.

“Noteholder” means the Person in whose name a Note is registered on the Note Register and, if applicable, the holder of any Global Note, or Coupon, as the case may be, or such other Person deemed to be a “Noteholder” or “Holder” in any related Indenture Supplement.

“Noteholder Servicing Fee” is defined in Section 3.2 of the Transfer and Servicing Agreement.

“Notes” means all Series of Notes issued by the Issuer pursuant to the Indenture and the applicable Indenture Supplements.

“Notice Date” is defined in Section 2.6(d) of the Transfer and Servicing Agreement.

“Notices” is defined in Section 9.4(a) of the Transfer and Servicing Agreement.

“Obligor” means, as to any Account, the Person or Persons obligated to make payments on such Account, including any guarantor.

“Officer’s Certificate” means a certificate delivered to the Indenture Trustee or Owner Trustee signed by the Chairman of the Board, President, any Vice President or the Treasurer or any Assistant Treasurer of Transferor or Servicer, as the case may be.

“Opinion of Counsel” means a written opinion of counsel, who may be counsel for, or an employee of, the Person providing the opinion.

“Original Trust Agreement” is defined in the Recitals to the Trust Agreement.

“Other Assets” is defined in Section 12.17 of the Indenture.

“Other Originator” means any Person from which the Account Originator acquires a portfolio of credit card accounts any or all of which are subsequently designated as Additional Accounts.

“Outstanding” means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

(i)  Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

(ii)  Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes (provided,  however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision therefor, satisfactory to the Indenture Trustee, has been made); and

(iii)  Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a protected purchaser;

provided that in determining whether the Holders of Notes representing the requisite Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Issuer, any other obligor upon the Notes, the Transferor, the Servicer or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Indenture Trustee actually knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee’s right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Transferor, the Servicer or any Affiliate of any of the foregoing Persons.  In making any such determination, the Indenture Trustee may conclusively rely on the representations of the pledgee and shall not be required to undertake any independent investigation.

“Outstanding Amount” means the aggregate principal amount of all Notes Outstanding at the date of determination.

“Owner Trustee” means BNY Mellon Trust of Delaware, a Delaware banking corporation, not in its individual capacity but solely in its capacity as owner trustee under the Trust Agreement, its successors in interest and any successor owner trustee under the Trust Agreement.

“Participation Interests” is defined in Section 2.6(b) of the Transfer and Servicing Agreement.

“Paying Agent” means any paying agent appointed pursuant to Section 2.8 of the Indenture and shall initially be the Indenture Trustee; provided that if the Indenture Supplement for a Series so provides, a separate or additional Paying Agent may be appointed with respect to such Series.

“Perfection Representations and Warranties” means the representations and warranties set forth below:

1.     General.  The Specified Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Receivables and the proceeds thereof in favor of the Secured Party, which, (a) in the case of existing Receivables and the proceeds thereof, is enforceable upon execution of the Specified Agreement against creditors of and purchasers from Debtor, or with respect to then existing Receivables in Additional Accounts, as of the applicable Addition Date, and which will be enforceable with respect to Receivables hereafter and thereafter created and the proceeds thereof upon such creation, in each case as such enforceability may be limited by applicable Debtor Relief Laws, now or hereafter in effect, and by general principles of equity (whether considered in a  suit at law or in equity) and (b) upon filing of the financing statements described in clause 4 below and, in the case of Receivables hereafter created, upon the creation thereof, will be prior to all other Liens (other than Liens permitted pursuant to clause 3 below).

2.     General.  The Receivables constitute “accounts” within the meaning of UCC Section 9-102.

3.     Creation.  Immediately prior to the conveyance of the Receivables pursuant to the Specified Agreement, Debtor owns and has good and marketable title to, or has a valid security interest in, the Receivables free and clear of any Lien, claim or encumbrance of any Person; provided that nothing in this clause 3 shall prevent or be deemed to prohibit Debtor from suffering to exist upon any of the Receivables any Liens permitted by Section 2.5(b) of the Transfer and Servicing Agreement.

4.     Perfection.   Debtor has caused or will have caused, within ten days of the Initial Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest granted to the Secured Party under the Specified Agreement in the Receivables arising in the Initial Accounts and Automatic Additional Accounts included in the Identified Portfolio, and (if any additional filing is so necessary) within 10 days of the applicable Addition Date, in the case of such Receivables arising in Supplemental Accounts and related Automatic Additional Accounts.

5.     Priority.  Other than the security interest granted to the Secured Party pursuant to the Specified Agreement, Debtor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables. Debtor has not authorized the filing of and is not aware of any financing statements against Debtor that include a description of collateral covering the Receivables other than any financing statement (i) relating to the security interest granted to Secured Party under the Specified Agreement, (ii) that has been terminated, or (iii) that has been granted pursuant to the terms of the Transaction Documents.

“Periodic Finance Charges” means any finance charges (due to periodic rate) applicable to any Account.

“Permitted Assignee” means any Person who, if it were to purchase Receivables (or interests therein) in connection with a sale thereof pursuant to Sections 5.5(a) and 5.16 of the Indenture, would not cause the Issuer to be taxable as a publicly traded partnership for federal income tax purposes.

“Person” means any legal person, including any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity of similar nature.

“Portfolio Reassignment Price” means the amount payable by Purchaser to the Indenture Trustee pursuant to Section 2.4(d) of the Transfer and Servicing Agreement with respect to Receivables previously sold pursuant to the Receivables Purchase Agreement.

“Portfolio Yield” is defined, as to any Series, in the related Indenture Supplement.

“Principal Receivable” means all Receivables other than Finance Charge Receivables.  In calculating the aggregate amount of Principal Receivables on any day, the amount of Principal Receivables shall not include Defaulted Receivables and shall be reduced by the aggregate amount of credit balances in the Accounts on such day.

“Principal Sharing Series” means a Series that, pursuant to the Indenture Supplement therefor, is entitled to receive Shared Principal Collections.

“Principal Shortfalls” is defined, as to any Series, in the related Indenture Supplement.

“Principal Terms” means, with respect to any Series, (a) the name or designation; (b) the initial principal amount (or method for calculating such amount) and the Collateral Amount; (c) the Note Interest Rate for each Class of Notes of such Series (or method for the determination thereof); (d) the payment date or dates and the date or dates from which interest shall accrue; (e) the method for allocating Collections to Holders of such Series; (f) the designation of any Series Accounts and the terms governing the operation of any such Series Accounts; (g) the Series Servicing Fee Percentage; (h) the terms of any form of Enhancement with respect thereto; (i) the terms on which the Notes of such Series may be exchanged for Notes of another Series, repurchased by the Transferor or remarketed to other investors; (j) the Series Termination Date; (k) the number of Classes of Notes of such Series and, if more than one Class, the rights and priorities of each such Class; (l) the extent to which the Notes of such Series will be issuable in temporary or permanent global form (and, in such case, the depositary for such global note or notes, the terms and conditions, if any, upon which such global note or notes may be exchanged, in whole or in part, for Definitive Notes, and the manner in which any interest payable on a temporary or global note will be paid); (m) whether the Notes of such Series may be issued in bearer form and any limitations imposed thereon; (n) the priority of such Series with respect to any other Series; (o) whether such Series will be part of a Group; (p) whether such Series will be a Principal Sharing Series; (q) whether such Series will be an Excess Allocation Series; (r) the Distribution Date; (s) the legal final maturity date on which the rights of the Noteholders of such Series to receive payments from the Issuer will terminate, which shall not be later than the Scheduled Trust Termination Date; and (t) whether such Series will or may act as a paired series with another existing Series and the Series, with which it will be paired, if applicable.

“Proceeding” means any suit in equity, action at law or other judicial or administrative proceeding.

“Purchase Price” is defined in Section 3.1(a) of the Receivables Purchase Agreement.

“Purchaser” means World Financial Capital Credit Company, LLC, as purchaser, under the Receivables Purchase Agreement.

“Purchaser Tangible Equity” means, at any date of determination, an amount equal to:

(a)  the Transferor Amount, plus

(b)  the aggregate of the Note Principal Balances of all Notes owned by the Transferor, plus

(c)  the aggregate amount on deposit in all cash collateral accounts or spread accounts established for the benefit of any Series or Class of Notes; minus

(d)  the outstanding balance of the Subordinated Note; plus

(e)  the “Purchaser Tangible Equity” or other similar amounts for any other transactions to which the Purchaser is a party.

“Rating Agency” means, as to each Series, the rating agency or agencies, if any, specified in the related Indenture Supplement.

“Rating Agency Condition” means, with respect to any action, that each Rating Agency, if any, shall have notified Transferor, Servicer and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the rating, if any, of any outstanding Series or Class with respect to which it is a Rating Agency.

“Reassignment” is defined in Section 2.7(a) of the Transfer and Servicing Agreement.

“Receivable” means any amount owing from time to time by an Obligor under an Account, including amounts owing for purchases of goods and services and cash advances, and amounts payable as Finance Charge Receivables.  A Receivable shall be deemed to have been created at the end of the day on the Date of Processing of such Receivable.  Receivables which become Defaulted Receivables shall not be shown on Servicer’s records as amounts payable (and shall cease to be included as Receivables) on the day on which they become Defaulted Receivables.

“Receivables Purchase Agreement” means the Receivables Purchase Agreement dated as of September 29, 2008, between WFCB, as Seller, and World Financial Capital Credit Company, LLC, as purchaser.

“Record Date” means, with respect to any Distribution Date, the last Business Day of the calendar month immediately preceding such Distribution Date unless otherwise specified for a Series in the related Indenture Supplement.

“Recoveries” means (a) all amounts received by Servicer with respect to Principal Receivables that have previously become Defaulted Receivables and with respect to Finance Charge Receivables that have been charged off as uncollectible (including Insurance Proceeds) and (b) proceeds of any collateral securing any Receivable, in each case less related collection expenses.

“Redemption Date” means, with respect to any Series, the date or dates specified in the related Indenture Supplement.

“Registered Notes” is defined in Section 2.1 of the Indenture.

“Related Assets” means, with respect to any Receivable, all monies due or to become due with respect thereto, all Collections, all Recoveries, all Insurance Proceeds, all rights, remedies, powers and privileges with respect to such Receivables, and all proceeds of the foregoing, and without limiting the generality of the foregoing, all of the RPA Seller’s rights to receive In-Store Payments, and all proceeds of such rights.

“Removal Date” is defined in Section 2.7(a) of the Transfer and Servicing Agreement.

“Removal Notice Date” is defined in Section 2.7(a) of the Transfer and Servicing Agreement.

“Removed Accounts” is defined in Section 2.7(a) of the Transfer and Servicing Agreement.

“Required Designation Date” is defined in Section 2.6(b) of the Transfer and Servicing Agreement.

“Required Principal Balance” means, as of any date of determination, the sum of the numerators used at such date to calculate the Allocation Percentages with respect to Principal Receivables for all Series outstanding on such date, less the amount on deposit in the Excess Funding Account as of the date of determination.

“Required Purchaser Tangible Equity” means, at any date of determination, the sum of:

(a)  the product of (i) the sum of the Transferor Amount plus the aggregate of the Note Principal Balances of all Notes owned by the Transferor, multiplied by (ii) the higher of (A) 5.5% and (B) the highest required enhancement percentage then in effect for any outstanding Class of Notes that was rated BBB (or an equivalent rating) by any of Moody’s, S&P, DBRS or Fitch at the time of its issuance, which shall be calculated as the quotient (expressed as a percentage) of (x) the amount of Enhancement (including any cash collateral account, the subordination of other Classes of Notes or the subordination of other interests in the Receivables) that is available or junior to such Class in covering Defaulted Receivables allocated to the related Series, divided by (y) the Initial Collateral Amount for the Series of Notes of which such Class is a part; plus

(b)  the aggregate amount on deposit in all cash collateral accounts or spread accounts established for the benefit of any Series or Class of Notes, plus

(c)  the “Required Purchaser Tangible Equity” or other similar amounts for any other transactions to which the Purchaser is a party.

“Required Retained Transferor Percentage” means the highest of the Required Retained Transferor Percentages specified in the Indenture Supplements for all outstanding Series.

“Requirements of Law” means, as to any Person, the certificate of incorporation or articles of association and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether Federal, state or local.

“Responsible Officer” means, with respect to the Issuer, the Chairman or any Vice Chairman of the Board of Directors or Trustees of the Administrator; the Chairman or Vice Chairman of the Executive or Standing Committee of the Board of Directors or Trustees of the Administrator; and the President, any Executive Vice President, Senior Vice President, Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant or Deputy Cashier, the Controller and any Assistant Controller or any other officer of the Administrator customarily performing functions similar to those performed by any of the above-designated officers.  With respect to the Indenture Trustee, the term “Responsible Officer” means (i) any officer assigned to the Corporate Trust Office, including any vice president, assistant vice president, assistant treasurer, or (ii) any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and, in each case, having direct responsibility for the administration of the applicable Transaction Documents.  With respect to the Owner Trustee, the term “Responsible Officer” means any officer within the Corporate Trust Office of the Owner Trustee with direct responsibility for the administration of the Trust, or any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.  The term “Responsible Officer”, when used herein with respect to any Person other than the Issuer, the Indenture Trustee or the Owner Trustee, means an officer or employee of such Person corresponding to any officer or employee described in the preceding sentence.

“Restart Date” is defined in Section 2.6(a) of the Transfer and Servicing Agreement.

“RPA Seller” means World Financial Capital  Bank, as Seller, under the Receivables Purchase Agreement.

“Rule 144A” means Rule 144A under the Securities Act, as such Rule may be amended from time to time.

“S&P” or “Standard & Poor’s” means Standard & Poor’s Ratings Service, a division of the McGraw Hill Companies, Inc.

“Secured Party” means the party designated in the Specified Agreement as the “Secured Party” for purposes of the Perfection Representations and Warranties.

“Securities Act” means the Securities Act of 1933.

“Series” means any series of Notes, which may include within any such Series a Class or Classes of Notes subordinate to another such Class or Classes of Notes.

“Series Account” means any deposit, trust, escrow or similar account maintained for the benefit of the Noteholders of any Series or Class, as specified in any Indenture Supplement.

“Series Servicing Fee Percentage” is defined, as to any Series, in the related Indenture Supplement.

“Series Termination Date” means, with respect to any Series, the termination date for such Series specified in the related Indenture Supplement.

“Service Transfer” is defined in Section 7.1 of the Transfer and Servicing Agreement.

“Servicer” means WFCB, in its capacity as Servicer pursuant to the Transfer and Servicing Agreement, and, after any Service Transfer, the Successor Servicer.

“Servicer Default” is defined in Section 7.1 of the Transfer and Servicing Agreement.

“Servicing Fee” means, as to any Series, the servicing fee specified in Section 3.2 of the Transfer and Servicing Agreement.

“Servicing Officer” means any officer of Servicer involved in, or responsible for, the administration and servicing of the Receivables whose name appears on a list of servicing officers furnished to Indenture Trustee by Servicer, as such list may from time to time be amended.

“Settlement Statement” is defined in Section 3.3 of the Receivables Purchase Agreement.

“Shared Principal Collections” means all amounts that any Indenture Supplement designates as “Shared Principal Collections.”

“Specified Agreement” means the agreement specified in a Transaction Document as the “Specified Agreement” for purposes of the Perfection Representations and Warranties.

“Specified Transferor Amount” means, as of any date of determination, 0 or, if more, the highest amount identified as the “Specified Transferor Amount” in the Indenture Supplement for any outstanding Series.

“Statutory Trust Act” means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. § 3801, et seq.

“Subordinated Note” shall mean a note substantially in the form of Exhibit B to the Receivables Purchase Agreement evidencing borrowings made by Purchaser from RPA Seller pursuant to the Receivables Purchase Agreement.

“Subordinated Note Maturity Date” is defined in Section 3.1(c) of the Receivables Purchase Agreement.

“Subordinated Note Rate” is defined in Section 3.1(c) of the Receivables Purchase Agreement.

“Successor Servicer” is defined in Section 7.2(a) of the Transfer and Servicing Agreement.

“Supplemental Account” is defined in Section 2.6(b) of the Transfer and Servicing Agreement.

“Supplemental Conveyance” is defined in Section 2.2(e) of the Receivables Purchase Agreement.

“Supplemental Interest” is defined in Section 3.4 of the Trust Agreement.

“Surviving Person” is defined in Section 3.10(a) of the Indenture.

“Tax Opinion” means, with respect to any action, an Opinion of Counsel to the effect that, for Federal income tax purposes, (a) such action will not adversely affect the tax characterization as debt of Notes of any outstanding Series or Class with respect to which an Opinion of Counsel was delivered at the time of their issuance that such Notes would be characterized as debt, (b) such actions will not cause the Trust to be classified, for federal income tax purposes, as an association (or publicly traded partnership) taxable as a corporation and (c) such action will not cause or constitute an event in which gain or loss would be recognized by any Noteholder.

“Termination Notice” is defined in Section 7.1 of the Transfer and Servicing Agreement.

“Transaction Documents” means the Master Indenture, Indenture Supplements, Transfer and Servicing Agreement, Receivables Purchase Agreement, Trust Agreement and Administration Agreement.

“Transfer Agent and Registrar” is defined in Section 2.5 of the Indenture.

“Transfer and Servicing Agreement” means the Transfer and Servicing Agreement, September 29, 2008, among the Transferor, the Servicer and the Issuer as the same may be amended, supplemented or otherwise modified from time to time.

“Transfer Date” means the Business Day immediately preceding each Distribution Date.

“Transferor” means World Financial Capital Credit Company, LLC, a Delaware limited liability company, and additional transferors, if any, designated in accordance with Section 2.9 of the Transfer and Servicing Agreement.

“Transferor Amount” means, on any date of determination, the result of (a) the aggregate amount of Principal Receivables on such day, plus the principal amount on deposit in the Excess Funding Account on such day, minus (b) the sum of the Collateral Amounts with respect to all Series then outstanding plus (c) the principal amount on deposit in the Principal Accounts (as defined in the various Indenture Supplements) for each Series, to the extent not deducted in calculating the Collateral Amount for the related Series.

“Transferor Interest” means the interest of the Transferor or its assigns in the Issuer and the Receivables, which entitles the Transferor or its assigns to receive the various amounts specified in the Transaction Documents to be paid or transferred to the Holder(s) of the Transferor Interest.

“Transferor Percentage” means as to Finance Charge Receivables, Defaulted Receivables and Principal Receivables, 100% less the sum of the applicable Allocation Percentages for all outstanding Series.

“Transferred Account” is defined in the definition of “Account.”

“Trust” means World Financial Capital Master Note Trust.

“Trust Agreement” means the Amended and Restated Trust Agreement relating to the Trust, September 29, 2008, between the Transferor and the Owner Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

“Trust Assets” is defined in Section 2.1 of the Transfer and Servicing Agreement.

“Trust Early Amortization Event” is defined, with respect to each Series, in Section 5.1 of the Indenture.

“Trust Estate” means all right, title and interest of the Issuer in and to the property and rights assigned to the Issuer pursuant to Section 2.5 of the Trust Agreement and Section 2.1 of the Transfer and Servicing Agreement, all monies, investment property, instruments and other property on deposit from time to time in the Collection Account, the Series Accounts and the Excess Funding Account and all other property of the Issuer or in which the Issuer has rights from time to time, including any rights of the Owner Trustee and the Issuer pursuant to the Transaction Documents.

“Trust Indenture Act” or “TIA” means the Trust Indenture Act of 1939.

“Trust Termination Date” is defined in Section 8.1 of the Trust Agreement.

“UCC” means the Uniform Commercial Code, as in effect in any applicable jurisdiction.

“United States” means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

“Variable Interest” means any Note that is designated as a variable funding note in the related Indenture Supplement.

“WFCB” means World Financial Capital Bank, a Utah industrial bank.

SUPPLEMENTAL INDENTURE NO. 1 TO MASTER INDENTURE

This SUPPLEMENTAL INDENTURE NO. 1 TO MASTER INDENTURE, dated as of August 17, 2012 (this “Supplemental Indenture”) is made between the World Financial Capital Master Note Trust, as Issuer (the “Issuer”) and U.S. Bank National Association, as Indenture Trustee (the “Indenture Trustee”), to the Master Indenture, dated as of September 29, 2008, between the Issuer and the Indenture Trustee (the “Master Indenture”).  Capitalized terms used and not otherwise defined in this Supplemental Indenture are used as defined in the Master Indenture.

WHEREAS, the Issuer and the Indenture Trustee desire to amend the Master Indenture in certain respects as set forth below;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

SECTION 1.     Amendment to the Master Indenture.  The phrase “the Closing Date” shall be replaced with the phrase “the Effective Date” in the definitions of “Account Schedule” and “Merchant” in Appendix A of the Master Indenture.

SECTION 2.     Conditions to Effectiveness.  This Supplemental Indenture shall become effective, as of the date hereof (the “Effective Date”), upon (i) receipt by each of the parties hereto of counterparts duly executed and delivered by each of the parties hereto and (ii) satisfaction of each of the conditions precedent described in Section 10.1(a) of the Master Indenture, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

SECTION 3.     Effect of Amendment; Ratification.  (a)  On and after the Effective Date, this Supplemental Indenture shall be a part of the Master Indenture and each reference in the Master Indenture to “this Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other Transaction Document to the Master Indenture shall mean and be a reference to the Master Indenture as amended hereby.

b.     Except as expressly amended hereby, the Master Indenture shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

SECTION 4.     Governing Law.  THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 5.     Section Headings.  Headings used herein are for convenience of reference only and shall not affect the meaning of this Supplemental Indenture.

SECTION 6.     Counterparts.  This Supplemental Indenture may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

Supplemental Indenture No. 1 to Master Indenture

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Supplemental Indenture No. 1 to Master Indenture

SECTION 7.     Limitation of Liability.  Notwithstanding any other provision herein or elsewhere, this Supplemental Indenture has been executed and delivered by BNY Mellon Trust of Delaware, not in its individual capacity, but solely in its capacity as Owner Trustee of the Issuer.  Nothing herein contained shall be construed as creating any liability on BNY Mellon Trust of Delaware, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and in no event shall BNY Mellon Trust of Delaware in its individual capacity have any liability in respect of the representations, warranties, or obligations of the Issuer hereunder or under any other document, as to all of which recourse shall be had solely to the assets of the Issuer, and for all purposes of this Supplemental Indenture and each other document, the Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

SECTION 8.     Rights of the Indenture Trustee.  The Indenture Trustee shall have herein the same rights, protections, indemnities and immunities as specified in the Master Indenture.

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Supplemental Indenture No. 1 to Master Indenture

IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be executed by their respective officers thereunto duly authorized, as of the date first above written.

U.S. Bank national association, as
Indenture Trustee

By: /s/ Michelle Moeller
Name: Michelle Moeller
Title: Vice President

WORLD FINANCIAL capital MASTER NOTE
TRUST, as Issuer

By: BNY Mellon Trust of Delaware, not in its
individual capacity, but solely as Owner Trustee on
behalf of Issuer

By: /s/ Kristine K. Gullo
Name: Kristine K. Gullo
Title: Vice President

S-1	Supplemental Indenture No. 1 to Master Indenture

SUPPLEMENTAL INDENTURE NO. 2 TO MASTER INDENTURE

This SUPPLEMENTAL INDENTURE NO. 2 TO MASTER INDENTURE, dated as of January, 4, 2013 (this “Supplemental Indenture”) is made between the World Financial Capital Master Note Trust, as Issuer (the “Issuer”), and Deutsche Bank Trust Company Americas, successor in interest to U.S. Bank National Association, as Indenture Trustee (the “Indenture Trustee”), to the Master Indenture, dated as of September 29, 2008, between the Issuer and the Indenture Trustee (as amended by Supplemental Indenture No. 1, dated as of August 17, 2012, the “Master Indenture”).  Capitalized terms used and not otherwise defined in this Supplemental Indenture are used as defined in the Master Indenture.

WHEREAS, the Issuer and the Indenture Trustee desire to amend the Master Indenture in certain respects as set forth below;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

SECTION 1.     Amendment to the Master Indenture.  Clause (i) of Section 6.13 is deleted in its entirety and replaced with the following:

“(i) Indenture Trustee is a New York banking corporation duly organized and existing under the laws of the State of New York;”

SECTION 2.     Conditions to Effectiveness.  This Supplemental Indenture shall become effective, as of the date hereof (the “Effective Date”), upon (i) receipt by each of the parties hereto of counterparts duly executed and delivered by each of the parties hereto and (ii) satisfaction of each of the conditions precedent described in Section 10.1(a) of the Master Indenture, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

SECTION 3.     Effect of Amendment; Ratification.  (a)  On and after the Effective Date, this Supplemental Indenture shall be a part of the Master Indenture and each reference in the Master Indenture to “this Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other Transaction Document to the Master Indenture shall mean and be a reference to the Master Indenture as amended hereby.

b.     Except as expressly amended hereby, the Master Indenture shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

SECTION 4.     Governing Law.  THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 5.     Section Headings.  Headings used herein are for convenience of reference only and shall not affect the meaning of this Supplemental Indenture.

Supplemental Indenture No. 2 to Master Indenture

SECTION 6.     Counterparts.  This Supplemental Indenture may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

SECTION 7.     Limitation of Liability.  Notwithstanding any other provision herein or elsewhere, this Supplemental Indenture has been executed and delivered by BNY Mellon Trust of Delaware, not in its individual capacity, but solely in its capacity as Owner Trustee of the Issuer.  Nothing herein contained shall be construed as creating any liability on BNY Mellon Trust of Delaware, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and in no event shall BNY Mellon Trust of Delaware in its individual capacity have any liability in respect of the representations, warranties, or obligations of the Issuer hereunder or under any other document, as to all of which recourse shall be had solely to the assets of the Issuer, and for all purposes of this Supplemental Indenture and each other document, the Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

SECTION 8.     Rights of the Indenture Trustee.  The Indenture Trustee shall have herein the same rights, protections, indemnities and immunities as specified in the Master Indenture.

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Supplemental Indenture No. 2 to Master Indenture

IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Deutsche bank trust company
americas, as Indenture Trustee

By: /s/ Louis Bodi
Name: Louis Bodi
Title: Vice President

By: /s/ Mark Esposito
Name: Mark Esposito
Title: Vice President

WORLD FINANCIAL capital MASTER NOTE
TRUST, as Issuer

By: BNY Mellon Trust of Delaware, not in its
individual capacity, but solely as Owner Trustee on
behalf of Issuer

By: /s/ Kristine Gullo
Name: Kristine Gullo
Title: Vice President

S-1	Supplemental Indenture No. 2 to Master Indenture

SUPPLEMENTAL INDENTURE NO. 3 TO MASTER INDENTURE

This SUPPLEMENTAL INDENTURE NO. 3 TO MASTER INDENTURE, dated as of September 1, 2017 (this “Supplemental Indenture”) is made between the World Financial Capital Master Note Trust, as Issuer (the “Issuer”), and U.S. Bank National Association, successor in interest to Deutsche Bank Trust Company Americas, as Indenture Trustee (the “Indenture Trustee”), to the Master Indenture, dated as of September 29, 2008, between the Issuer and the Indenture Trustee (as amended by Supplemental Indenture No. 1, dated as of August 17, 2012, and Supplemental Indenture No. 2, dated as of January 4, 2013, the “Master Indenture”).  Capitalized terms used and not otherwise defined in this Supplemental Indenture are used as defined in the Master Indenture.

WHEREAS, the Issuer and the Indenture Trustee desire to amend the Master Indenture in certain respects as set forth below;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

SECTION 1.     Amendments to the Master Indenture.  (a) The first sentence of Section 3.2 is deleted in its entirety and replaced with the following:

“Issuer will maintain an office or agency at the location of its Corporate Trust Office and such other locations as may be set forth in an Indenture Supplement where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon Issuer in respect of the Notes and this Indenture may be served.”

b.     Clause (i) of Section 6.13 is deleted in its entirety and replaced with the following:

“(i) Indenture Trustee is a national banking association duly organized and existing under the laws of the United States;”

SECTION 2.     Conditions to Effectiveness.  This Supplemental Indenture shall become effective, as of the date hereof (the “Effective Date”), upon (i) receipt by each of the parties hereto of counterparts duly executed and delivered by each of the parties hereto and (ii) satisfaction of each of the conditions precedent described in Section 10.1(a) of the Master Indenture, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

SECTION 3.     Effect of Amendment; Ratification.  (a)  On and after the Effective Date, this Supplemental Indenture shall be a part of the Master Indenture and each reference in the Master Indenture to “this Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other Transaction Document to the Master Indenture shall mean and be a reference to the Master Indenture as amended hereby.

b.     Except as expressly amended hereby, the Master Indenture shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

Supplemental Indenture No. 3 to Master Indenture

SECTION 4.     Governing Law.  THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 5.     Section Headings.  Headings used herein are for convenience of reference only and shall not affect the meaning of this Supplemental Indenture.

SECTION 6.     Counterparts.  This Supplemental Indenture may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

SECTION 7.     Limitation of Liability.  Notwithstanding any other provision herein or elsewhere, this Supplemental Indenture has been executed and delivered by BNY Mellon Trust of Delaware, not in its individual capacity, but solely in its capacity as Owner Trustee of the Issuer.  Nothing herein contained shall be construed as creating any liability on BNY Mellon Trust of Delaware, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and in no event shall BNY Mellon Trust of Delaware in its individual capacity have any liability in respect of the representations, warranties, or obligations of the Issuer hereunder or under any other document, as to all of which recourse shall be had solely to the assets of the Issuer, and for all purposes of this Supplemental Indenture and each other document, the Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

SECTION 8.     Rights of the Indenture Trustee.  The Indenture Trustee shall have herein the same rights, protections, indemnities and immunities as specified in the Master Indenture, and shall not be responsible for the validity or sufficiency of this Supplemental Indenture, nor for the recitals contained herein.

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Supplemental Indenture No. 3 to Master Indenture

IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be executed by their respective officers thereunto duly authorized, as of the date first above written.

U.S. BANK NATIONAL ASSOCIATION, as
Indenture Trustee

By: /s/ Mirtza Escobar
Name: Mirtza Escobar
Title: Vice President

WORLD FINANCIAL capital MASTER NOTE
TRUST, as Issuer

By: BNY Mellon Trust of Delaware, not in its
individual capacity, but solely as Owner Trustee on
behalf of Issuer

By: /s/ Kristine K. Gullo
Name: Kristine K. Gullo
Title: Vice President

S-1	Supplemental Indenture No. 3 to Master Indenture